UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-08614

Brandes Investment Trust
(Exact name of registrant as specified in charter)

11988 El Camino Real, Suite 500
San Diego, CA 92130
(Address of principal executive offices) (Zip code)

Michael Glazer
Bingham McCutchen LLP
355 South Grand Ave., Suite 4400
Los Angeles, CA 90071-3106
(Name and address of agent for service)

800-331-2979
Registrant's telephone number, including area code

Date of fiscal year end: September 30, 2011

Date of reporting period: September 30, 2011

Item 1. Reports to Stockholders.

Separately Managed Account Reserve Trust

ANNUAL REPORT

For the year ended
September 30, 2011

Brandes Separately Managed Account Reserve Trust

Dear Shareholder:

The Separately Managed Account Reserve Trust I shares (“the Fund”) gained 4.61% in the 12-month period ending September 30, 2011. The Barclays Capital U.S. Aggregate Bond Index advanced 5.26% and the Barclays Capital U.S. Intermediate Credit Bond Index increased 2.92% during the same 12-month period.

In this letter, I will examine the sector- and security-specific factors that affected the Fund’s performance and describe changes in the Fund’s composition for the 12-month period ending September 30, 2011. I will also discuss how the Fund is positioned for the future.

The Markets

The fixed income markets have been dominated more by “macro” driven events throughout the past 12 months than “micro” fundamentals. Significant events that have weighed on the collective market’s mind include concerns about the anemic pace of U.S. economic growth, concerns surrounding European sovereign debt/banking system, the downgrade of the U.S. credit rating by Standard & Poor’s, and atypical Fed monetary actions undertaken in attempt to spur domestic growth. Due primarily to the overwhelming amount of macro headlines for investors to wrap their arms around, volatility in the fixed income markets saw a meaningful rise over the past 12 months. The uptick in volatility had an impact that was two-fold. First, there was strong bid for U.S. Treasury securities, driving interest rates back near historic lows. We often see a “flight to quality” during periods of uncertainty, and we have witnessed this during the past six months. Secondly we witnessed a meaningful re-pricing of risk-based fixed income assets, particularly over the past six months. We believe the “micro” fundamentals in the credit market remain largely positive. The 2008 credit crisis caused many companies to clean up their balance sheets and capital structure; and as a result, metrics like interest coverage, debt service levels, and cash balances are all at or near 20-year highs.

The Fund

Amid widening spreads, the Fund’s overweight to corporate bonds was the largest detractor to the Fund's performance over the 12-month period ending September 30, 2011. Within the corporate bond sector, the Fund’s holdings in the banking industry underperformed the Fund’s benchmark indices largely due to escalating fears that the sovereign stresses in Europe would spread through the global banking system. The homebuilding and building products industries also underperformed as there have been few tangible signs that the housing market has improved. Finally, the Fund’s holdings in electric utilities detracted from performance, effectively driven by the holding of EDP Finance BV – the incumbent utility company in Portugal. A few industries that positively affected performance included holdings in chemicals and energy.

Gains for holdings in select asset backed securities (“ABS”) and collateralized mortgage obligations (“CMO”) contributed positively to performance. Performance in the CMO sector was led by holdings in mortgage trust interest only (“IO”) securities and the ABS sector was led by holdings in floating rate notes backed by private student loans.

[1]	Source: Morgan Stanley, the Yield Book, Bloomberg, Factset

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During the12-month period, notable purchases by the Fund were corporate bonds issued by American International Group, EDP Finance BV, JPMorgan, Lyondell Chemical, Marks & Spencer, Pilgrim’s Pride, Regions Financial, and Spectrum Brands. The Fund also purchased a few ABS floating rate notes backed by private student loans and a mortgage trust IO security. Notable sales by the Fund included positions in corporate bonds issued by Ameren Corp, British Petroleum, Ford Motor Credit, Keycorp, Lorillard Tobacco, Tenet Healthcare, Transocean Inc, and Valero Energy Corp.

The Fund’s yield premium to the benchmarks was a once again a positive factor in relative performance. As of September 30, 2011 the Fund’s most substantial weighting was in the corporate bonds sector, particularly the industrials industry.

Our Outlook

As we look forward to the final three months of the year and into the beginning of next year we believe the credit market has priced in about a 50% possibility of slipping back into a recession and a 5-year default rate that would exceed the worst historical observations. As of 9/30/11, the credit market was pricing in an implied 5-year default rate of approximately 58%. Looking back to 1970, the worst 5-year default rate for the market peaked at approximately 35%. During the 2008/2009 credit crisis, defaults peaked at 13%. While the events of 2008 have taught us that you can “never say never,” it is rare for defaults to stay elevated after a spike. In 1933, defaults hit their all-time high at 15%, but stayed below 3% annually during the late 1930s. In 1970, defaults spiked to 9%, but again the annual default rate remained below 4% until 1986. The reason that defaults have rarely stayed elevated after a spike is that weaker companies are washed out of the market post-spike, and the stronger survivors are forced to clean up their balance sheets. We’ve witnessed both dynamics play out over the past few years.

There is an old adage about always fighting the last war, and that is certainly applicable as it relates to the credit market fundamentals post the 2008/2009 credit crisis. Many companies did not survive the credit crisis; however, many that did have meaningfully improved their balance sheets. In our opinion, the fundamental picture of the corporate market, by and large, is strong. The metrics that are important to credit investors are at or near 20-year highs: interest coverage, debt service ratios, and cash balances. In addition, many companies have opportunistically taken advantage of historic low interest rates and extended the maturity of their debt through refinancing, helping to alleviate much of the concern about liquidity if the credit markets should seize again for a period of time. The other interesting overlay is that while the continued anemic economic growth has ostensibly formed an anchor on equity prices and valuations, slow growth has been positive for corporate credit fundamentals. Usually, once growth recovers corporate conservatism declines. Thanks, however, to the anemic recovery and persistent double-dip recession fears, companies have been hesitant to get aggressive with their balance sheets.

What we have in the current market is stark contrast between the negative macro market and largely positive micro fundamentals. When the macro factors are as powerful as they have been, correlations between sectors and asset classes gravitate towards one. This certainly happened over the course of the most recent period, resulting in the opportunity set of bonds to appear as attractive as we have witnessed over the past few years. As we enter the fourth quarter we will look to continue to take a disciplined and measured

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approach to adding securities to the Fund that we feel are priced at attractive risk premiums relative to our view of their long-term value. Given that the credit markets effectively stopped functioning for a period in 2008, we are especially mindful in our credit assessments of companies that have near-term liquidity needs; as such, they may not (through no fault of their own) have ready access to capital markets. As we have witnessed over the most recent period, macro headlines can drive valuations of fixed income assets over the short term. These periods may be uncomfortable for investors; however, we believe these periods are necessary to reset the value component of the Fund. Periods of short-term volatility are crucial because over longer periods, we believe the market should ultimately turn toward a more balanced assessment of the impact of macro factors on individual credit stories. We’ve witnessed this in past periods of stress over the past 15+ years: from the Asian financial crisis in 1997, to the Russian sovereign default in 1998, the Y2K scare in 1999, the Enron and the WorldCom collapses in 2001/2002, to the more recent credit crisis in 2008. In each case an exogenous “shock” to the system resulted in a broad-based re-pricing of risk, followed by meaningful value in subsequent years for those focused on long-term fundamentals. We feel that we are currently in one of these periods and are confident that our value approach has the potential to reward patient investors.

Sincerely yours,

Debra McGinty-Poteet
President
Brandes Investment Trust

Correlation is the relationship of price movements among different asset classes.

Past performance does not guarantee future results.

Market conditions may impact performance. The performance results presented were achieved in particular market conditions which may not be repeated. Moreover, the current market volatility and uncertain regulatory environment may have a negative impact on future performance.

The Fund invests in foreign and emerging market securities which involve greater volatility and political, economic, and currency risks and differences in accounting methods. Below investment grade debt securities are speculative and involve a greater risk of default and price change due to changes in the issuer’s creditworthiness. The Fund’s use of derivative instruments, such as options contracts, futures contracts or swap agreements, involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments.

Unlike bonds issued or guaranteed by the U.S. government or its agencies, stocks and other bonds are not backed by the full faith and credit of the United States. Stock and bond prices will experience market fluctuations. Please note that the values of government securities and bonds in

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general have an inverse relationship to interest rates. Bonds carry the risk of default, or the risk than an issuer will be unable to make income or principal payment. There is no assurance that private guarantors or insurers will meet their obligations. The credit quality of the investments in the portfolio is no guarantee of the safety or stability of the portfolio. Investments in asset-backed and mortgage-backed securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments.

Current and future portfolio holdings are subject to risk.

Please refer to the Schedule of Investments in the report for complete holdings information. Fund holdings, geographic allocations and/or sector allocations are subject to change at any time and are not a recommendation to buy or sell any security.

Investment performance reflects fee waivers and/or reimbursement of expenses. In the absence of such waivers/reimbursements, total return would be reduced.

The foregoing reflects the thoughts and opinions of Brandes Investment Partners® exclusively and is subject to change without notice.

Brandes Investment Partners® is a registered trademark of Brandes Investment Partners, L.P. in the United States and Canada.

Index Guide

The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index consisting of U.S. dollar-denominated, fixed-rate, taxable bonds. The U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS. The U.S. Aggregate rolls up into other Barclays Capital flagship indices such as the multi-currency Global Aggregate Index and the U.S. Universal Index, which includes high yield and emerging markets debt. The U.S. Aggregate Index was created in 1986, with index history backfilled to January 1, 1976. The index is a total return index which reflects the price changes and interest of each bond in the index.

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The following chart compares the value of a hypothetical $1,000,000 investment in the Separately Managed Account Reserve Trust from its inception (October 3, 2005) to September 30, 2011 as compared with the Barclays Capital U.S. Aggregate Index and Barclays Capital U.S. Intermediate Credit Index.

Cumulative Performance of $1,000,000 Since Inception — (Unaudited)

	Average Annual Total Return Periods Ended September 30, 2011
	One Year	Three Year	Five Year	Since Inception (10/3/05)
Separately Managed Account Reserve Trust	4.61%	14.70%	4.63%	4.86%
Barclays Capital U.S. Aggregate Index	5.26%	7.97%	6.53%	6.09%
Barclays Capital U.S. Intermediate Credit Index	2.92%	10.16%	6.24%	5.83%

Sector Allocation as a Percentage of Total Investments
as of September 30, 2011

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Expense Example (Unaudited)

As a shareholder of the Fund, you incur ongoing costs, including investment advisory and administrative fees and other fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2011 to September 30, 2011 (the “Period”).

Actual Expenses

This section provides information about actual account values and actual expenses. The “Ending Account Value” shown is derived from the Fund’s actual returns. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Fund	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During the Period
Separately Managed Account Reserve Trust*	$1,000.00	$980.90	0.00%	$0.00

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Hypothetical Example for Comparison Purposes

This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the last column of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Fund	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During the Period
Separately Managed Account Reserve Trust*	$1,000.00	$1,025.07	0.00%	$0.00
*	No expenses have been charged to the SMART Fund over the period, as the SMART Fund participates in a wrap-fee program sponsored by investment advisors unaffiliated with the SMART Fund. See Note 3 to the Financial Statements.

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SCHEDULE OF INVESTMENTS September 30, 2011

	Principal Amount	Value
FEDERAL AND FEDERALLY SPONSORED CREDITS – 1.42%
Fannie Mae Interest Only Strip – 1.42%
5.500%, 01/01/2036	$6,044,064	$957,065
6.000%, 06/01/2036	7,331,677	1,063,373
TOTAL FEDERAL AND FEDERALLY SPONSORED CREDITS (Cost $2,720,710)		$2,020,438
OTHER MORTGAGE RELATED SECURITIES – 10.42%
Collateralized Mortgage Obligations – 0.04%
Wells Fargo Mortgage Backed Securities Trust Series 2006-AR14, 5.876%, 10/25/2036	$64,559	$58,238
Near Prime Mortgage – 5.63%
Bear Stearns Adjustable Rate Mortgage Trust Series 2005-10, 2.727%, 10/25/2035	3,699,997	3,045,093
Countrywide Home Loan Mortgage Pass Through Trust Series 2006-HYB1, 2.684%, 03/20/2036	1,579,245	761,313
First Horizon Alternative Mortgage Securities Series 2004-FA2, 6.000%, 01/25/2035	1,768,880	1,760,936
Merrill Lynch Mortgage Investors, Inc. Series 2005-A9, 2.762%, 12/25/2035	1,047,580	813,131
Wells Fargo Alternative Loan Trust Series 2007-PA5, 6.000%, 11/25/2022	1,754,162	1,641,596
		8,022,069
Sub-Prime Mortgages – 4.75%
Argent Securities, Inc. Series 2004-W11, 1.435%, 11/25/2034	666,414	127,331
Countrywide Asset-Backed Certificates Series 2004-10, 1.285%, 12/25/2034	3,367,568	758,023
Series 2004-13, 1.085%, 04/25/2035	1,810,000	1,117,525
First Franklin Mortgage Loan Asset Backed Certificates Series 2004-FF8, 1.185%, 10/25/2034	2,062,380	858,177
JP Morgan Mortgage Acquisition Corp. Series 2006-NC1, 0.405%, 04/25/2036	2,772,947	1,831,872
Structured Asset Investment Loan Trust Series A3, 0.615%, 07/25/2035	2,324,003	2,061,384
		6,754,312
TOTAL OTHER MORTGAGE RELATED SECURITIES (Cost $20,477,164)		$14,834,619

The accompanying notes are an integral part of these Schedules of Investments.

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SCHEDULE OF INVESTMENTS September 30, 2011  – (continued)

	Principal Amount	Value
US GOVERNMENTS – 1.75%
Sovereign – 1.75%
United States Treasury Bond 4.750%, 02/15/2037	$1,860,000	$2,498,213
TOTAL US GOVERNMENTS (Cost $1,891,528)		$2,498,213

	Shares	Value
COMMON STOCKS – 0.52%
Paper & Forest Products – 0.51%
AbitibiBowater, Inc.(a)	31,224	$468,360
Abitibi-Consolidated(a)(c)	3,950,000	—
Quad/Graphics, Inc.	14,443	260,984
Quebecor World(a)(c)	9,700,000	—
		729,344
Semiconductors – 0.01%
Magnachip Semiconductor Corp.(a)	2,010	13,507
TOTAL COMMON STOCKS (Cost $4,082,221)		$742,851
PREFERRED STOCKS – 0.64%
Diversified Financial Services – 0.64%
Ally Financial, Inc., 7.000%(b)	1,363	$912,827
TOTAL PREFERRED STOCKS (Cost $0)		$912,827

The accompanying notes are an integral part of these Schedules of Investments.

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SCHEDULE OF INVESTMENTS September 30, 2011  – (continued)

	Principal Amount	Value
ASSET BACKED SECURITIES – 5.26%
Student Loan – 5.26%
National Collegiate Student Loan Trust Series A-4, 0.540%, 10/25/2033	$1,500,000	$700,833
SLM Student Loan Trust
Series 2004-B, 0.677%, 03/15/2024	2,980,000	2,376,921
Series 2004-B, 0.777%, 09/15/2033	1,500,000	1,222,080
Series 2005-A, 0.657%, 12/15/2038	1,865,000	1,400,815
Series 2006-A, 0.637%, 06/15/2039	2,200,000	1,788,357
TOTAL ASSET BACKED SECURITIES (Cost $7,506,414)		$7,489,006
CORPORATE BONDS – 77.39%
Advertising – 2.90%
The Interpublic Group of Companies, Inc. 6.250%, 11/15/2014	$3,920,000	$4,135,600
Automobile Parts & Equipment – 1.63%
American Axle & Manufacturing, Inc. 5.250%, 02/11/2014	2,465,000	2,317,100
Banks & Thrifts – 14.70%
Ally Financial, Inc.
7.500%, 12/31/2013	1,029,000	1,044,435
6.750%, 12/01/2014	3,646,000	3,486,488
8.000%, 12/31/2018	1,235,000	1,123,850
First Horizon National Corp. 5.375%, 12/15/2015	1,780,000	1,801,615
JP Morgan Chase & Co. 7.900%, 04/30/2099	5,620,000	5,788,655
M&I Marshall & Ilsley Bank 5.000%, 01/17/2017	3,380,000	3,564,362
Regions Financial Corp. 5.750%, 06/15/2015	2,555,000	2,452,800
The Goldman Sachs Group, Inc. 7.500%, 02/15/2019	1,500,000	1,673,879
		20,936,084

The accompanying notes are an integral part of these Schedules of Investments.

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SCHEDULE OF INVESTMENTS September 30, 2011  – (continued)

	Principal Amount	Value
Building Materials – 9.79%
CRH America Corp. 6.000%, 09/30/2016	1,915,000	$2,051,005
Masco Corp. 6.125%, 10/03/2016	4,040,000	3,939,739
Mohawk Industries, Inc. 6.875%, 01/15/2016	2,965,000	3,061,363
Owens Corning 6.500%, 12/01/2016	1,445,000	1,558,775
USG Corp. 6.300%, 11/15/2016	4,555,000	3,336,538
		13,947,420
Chemical – 3.08%
Lyondell Chemical Co. 11.000%, 05/01/2018	4,065,000	4,390,200
Consumer Products – 2.46%
Spectrum Brands, Inc. 9.500%, 06/15/2018(b)	3,285,000	3,498,525
Diversified Financial Services – 6.28%
American International Group, Inc. 6.400%, 12/15/2020	2,785,000	2,837,330
International Lease Finance Corp. 6.625%, 11/15/2013	3,350,000	3,249,500
SLM Corp. 5.000%, 10/01/2013	2,920,000	2,858,323
		8,945,153
Electric Utilities – 7.31%
EDP Finance BV 4.900%, 10/01/2019(b)	4,450,000	3,216,571
FirstEnergy Corp. 7.375%, 11/15/2031	3,950,000	4,871,705
Nisource Finance Corp. 5.250%, 09/15/2017	2,140,000	2,321,680
		10,409,956

The accompanying notes are an integral part of these Schedules of Investments.

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SCHEDULE OF INVESTMENTS September 30, 2011  – (continued)

	Principal Amount	Value
Energy – 1.21%
Valero Energy Corp. 9.375%, 03/15/2019	1,340,000	$1,717,179
Food, Beverage & Tobacco – 6.13%
Chiquita Brands International, Inc. 7.500%, 11/01/2014	1,290,000	1,273,875
Pilgrim’s Pride Corp. 7.875%, 12/15/2018(b)	3,195,000	2,436,188
Tyson Foods, Inc. 6.850%, 04/01/2016	4,615,000	5,018,812
		8,728,875
Homebuilders – 9.56%
Centex Corp. 6.500%, 05/01/2016	2,695,000	2,560,250
Lennar Corp. 5.600%, 05/31/2015	4,275,000	3,890,249
Pulte Group, Inc. 5.200%, 02/15/2015	3,205,000	2,900,525
Toll Brothers Finance Corp. 5.150%, 05/15/2015	4,235,000	4,271,099
		13,622,123
Insurance – 3.39%
CNA Financial Corp.
7.350%, 11/15/2019	1,700,000	1,882,568
5.875%, 08/15/2020	1,250,000	1,284,373
Marsh & McLennan Cos, Inc. 5.750%, 09/15/2015	1,490,000	1,659,708
		4,826,649
Media – 2.09%
The McGraw Hill Cos, Inc. 5.900%, 11/15/2017	1,075,000	1,162,519
Virgin Media Finance Plc 9.500%, 08/15/2016	1,685,000	1,819,800
		2,982,319

The accompanying notes are an integral part of these Schedules of Investments.

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SCHEDULE OF INVESTMENTS September 30, 2011  – (continued)

	Principal Amount	Value
Oil & Gas – 2.96%
Anadarko Petroleum Corp. 5.950%, 09/15/2016	2,800,000	$3,062,637
El Paso Corp. 7.000%, 06/15/2017	1,035,000	1,159,373
		4,222,010
Retail – 1.82%
Marks & Spencer PLC 7.125%, 12/01/2037(b)	2,415,000	2,587,419
Technology, Equipment & Services – 1.48%
Unisys Corp. 12.500%, 01/15/2016	1,980,000	2,108,700
Telecommunications – 0.60%
Telecom Italia Capital SA 6.999%, 06/04/2018	840,000	841,701
TOTAL CORPORATE BONDS (Cost $108,756,713)		$110,217,013

	Contracts	Value
WARRANTS – 0.00%
Semiconductors – 0.00%
MagnaChip Semiconductor Corp. Expiration Date: November 2014, Exercise Price: $1.97(c)	80,400	$—
TOTAL WARRANTS (Cost $863,486)		$—

The accompanying notes are an integral part of these Schedules of Investments.

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SCHEDULE OF INVESTMENTS September 30, 2011  – (continued)

	Principal Amount	Value
SHORT-TERM INVESTMENTS – 0.96%
Repurchase Agreements – 0.96%
State Street Bank and Trust Repurchase Agreement, (Dated 9/30/2011), due 10/1/2011, 0.01%, [Collateralized by $1,365,000 United States Treasury Bill, 5/15/2013, 1.375% (Market Value $1,396,294] (proceeds $1,369,028)	$1,369,027	$1,369,027
TOTAL SHORT-TERM INVESTMENTS (Cost $1,369,027)		$1,369,027
Total Investments (Cost $147,667,263) – 98.36%		$140,083,994
Other Assets in Excess of Liabilities – 1.64%		2,338,439
TOTAL NET ASSETS – 100.00%		$142,422,433

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Security was purchased exempt from registration in the U.S. pursuant to Rule 144A of the Securities Act of 1933 (the “Act”) or was acquired in a private placement, and, unless registered under the Act, may only be sold to “qualified institutional buyers” (as defined in the Act or pursuant to another exemption from registration.) The market values of these securities total $12,651,530, which represents 8.88% of total net assets.
(c)	The prices for these securities were derived from an estimate of fair market value pursuant to procedures approved by the Fund’s Board of Trustees. These securities represent $0 or 0.00% of the Fund’s net assets.

The accompanying notes are an integral part of these Schedules of Investments.

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STATEMENT OF ASSETS AND LIABILITIES September 30, 2011

ASSETS
Investments in securities, at cost	$147,667,263
Investments in securities, at value	$140,083,994
Receivables:
Fund shares sold	528,067
Dividends and interest	2,364,545
Total Assets	142,976,606
LIABILITIES
Payables:
Fund shares redeemed	36,282
Dividends payable	517,891
Total Liabilities	554,173
NET ASSETS	$142,422,433
COMPONENTS OF NET ASSETS
Paid-in capital	$175,438,842
Undistributed net investment income	428,058
Accumulated net realized loss on investments and foreign currency	(25,861,198)
Net unrealized depreciation on investments	(7,583,269)
Total Net Assets	$142,422,433
Net asset value, offering price and redemption proceeds per share
Net Assets	$142,422,433
Shares outstanding (unlimited shares authorized without par value)	17,114,854
Offering and redemption price	$8.32

The accompanying notes to financial statements are an integral part of this statement.

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STATEMENT OF OPERATIONS For the Year Ended September 30, 2011

INVESTMENT INCOME
Income
Dividend income	$100,947
Interest income	9,098,877
Total income	9,199,824
Expenses (Note 3)
Total expenses	—
Less reimbursement / waiver	—
Total expenses net of reimbursement / waiver	—
Net investment income	9,199,824
REALIZED AND UNREALZIED GAIN (LOSS) ON INVESTMENTS
Net realized loss on:
Investments	(176,172)
Foreign currency transactions	(36,812)
Net realized loss	(212,984)
Net change in unrealized depreciation on:
Investments	(1,461,568)
Foreign currency transactions	(977)
Net change in unrealized appreciation	(1,462,545)
Net realized and unrealized loss on investments and foreign currency transactions	(1,675,529)
Net increase in net assets resulting from operations	$7,524,295

The accompanying notes to financial statements are an integral part of this statement.

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STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2011	Year Ended September 30, 2010
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$9,199,824	$11,689,832
Net realized loss on:
Investments	(176,172)	(6,513,391)
Foreign currency transactions	(36,812)	(8,159)
Net unrealized appreciation (depreciation) on:
Investments	(1,461,568)	25,591,533
Foreign currency transactions	(977)	521
Net increase in net assets resulting from operations	7,524,295	30,760,336
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(9,522,282)	(11,171,602)
Decrease in net assets from distributions	(9,522,282)	(11,171,602)
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	22,052,366	25,070,473
Net asset value of share issued on reinvestment of distributions	2,989,334	3,740,528
Cost of shares redeemed	(39,113,330)	(47,465,356)
Net decrease in net assets from capital share transactions	(14,071,630)	(18,654,355)
Total Increase (Decrease) in net assets	(16,069,617)	934,379
NET ASSETS
Beginning of the Period	158,492,050	157,557,671
End of the Period	$142,422,433	$158,492,050
Undistributed net investment income	$428,058	$210,651

The accompanying notes to financial statements are an integral part of this statement.

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FINANCIAL HIGHLIGHTS

	Year Ended September 30, 2011	Year Ended September 30, 2010	Year Ended September 30, 2009	Year Ended September 30, 2008		Year Ended September 30, 2007
Net asset value, beginning of period	$8.46	$7.46	$6.97	$9.61		$9.87
Income (Loss) from investment operations:
Net investment income	0.52 (2)	0.60 (2)	0.64	0.81		0.69
Net realized and unrealized gain/(loss) on investments	(0.12)	0.97	0.47	(2.63)		(0.27)
Net increase from payments by affiliates (Note 2L)	—	—	—	0.01		—
Total from investment operations	0.40	1.57	1.11	(1.81)		0.42
Less dividends and distributions:
Dividends from net investment income	(0.54)	(0.57)	(0.62)	(0.81)		(0.68)
Dividends from net realized gain	—	—	—	(0.02)		—
Total dividends and distributions	(0.54)	(0.57)	(0.62)	(0.83)		(0.68)
Net asset value, end of period	$8.32	$8.46	$7.46	$6.97		$9.61
Total return	4.61%	21.81%	18.25%	(20.15	)%(3)	4.22%
Net assets, end of period (millions)	$142.4	$158.49	$157.53	$154.58		$142.50
Ratio of net expenses to average net assets(1)	0.00%	0.00%	0.00%	0.00%		0.00%
Ratio of net investment income to average net assets(1)	5.98%	7.53%	10.15%	9.28%		7.27%
Portfolio turnover rate	56.16%	36.90%	40.53%	157.66%		230.69%

(1)	Reflects the fact that no fees or expenses are incurred by the Fund. The Fund is an integral part of “wrap-fee” programs sponsored by investment advisers and/or broker-dealers unaffiliated with the Fund or the Advisor. Participants in these programs pay a “wrap” fee to the sponsor of the program.
(2)	Net investment income per share has been calculated based on average shares outstanding during the period.
(3)	The Fund’s total return consists of a voluntary reimbursement by the Advisor for a realized investment loss on a transaction not meeting the Fund’s investment guidelines. This item had an impact of less than 0.005% on the SMART Fund’s total return. See Note 2H in the Notes to Financial Statements.

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NOTES TO FINANCIAL STATEMENTS

NOTE 1 – ORGANIZATION

The Separately Managed Account Reserve Trust (the “Fund”) is a series of Brandes Investment Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Fund began operations on October 3, 2005. The Fund invests its assets primarily in diversified portfolios of debt securities and seeks to maximize total return.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Repurchase Agreements. The Fund may enter into repurchase agreements with government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with other brokers or dealers that meet the credit guidelines established by the Board of Trustees. The Fund will always receive and maintain, as collateral, securities whose market value, including accrued interest (which is recorded in the Schedule of Investments), will be at least equal to 100% of the dollar amount invested by the Fund in each agreement, and the Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the Fund’s custodian. To the extent that the term of any repurchase transaction exceeds one business day, the value of the Fund’s collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.
B.	Foreign Currency Translation and Transactions. Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rates of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rates of exchange prevailing on the respective dates of such translations. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate. Foreign securities and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin.
C.	Delayed Delivery Securities. The Fund may purchase securities on a when-issued or delayed delivery basis. “When-issued” or delayed delivery refers to securities whose terms are available and for which a market exists, but that have not been issued. For a when-issued or delayed delivery transaction, no payment is made until delivery date, which is typically longer than the normal course of settlement. When the Fund enters into an agreement to purchase securities on a when-issued or delayed delivery basis, the Fund segregates cash or liquid securities, of any type or maturity, equal in value to the Fund’s commitment. Losses may arise if the market value of the underlying securities change, if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.

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NOTES TO FINANCIAL STATEMENTS  – (continued)

D.	Security Transactions, Dividends and Distributions. Security transactions are accounted for on the trade dates. Realized gains and losses are evaluated on the bases of identified costs. Distributions from net investment income are declared daily and paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders are recorded on the ex-dividend dates. Interest is recorded on an accrual basis. The Fund amortizes premiums and accretes discounts using the constant yield method.
E.	Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and revenue and expenses and disclosure of contingent assets and liabilities and revenue and expenses at the date of the financial statements. Actual results could differ from those estimates.
F.	Indemnification Obligations. Under the Trust’s organizational documents, its current and former officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties and provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred or that would be covered by other parties.
G.	Accounting for Uncertainty in Income Taxes. The Trust has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Trust may be subject to a nondeductible excise tax calculated as a percentage of certain undistributed amounts of net investment income and net capital gains. The Trust intends to distribute its net investment income and capital gains as necessary to avoid this excise tax. Therefore, no provision for federal income taxes or excise taxes has been made.

The Trust has adopted financial reporting rules that require the Trust to analyze all open tax years, as defined by the applicable statute of limitations, for all major jurisdictions. Open tax years for the Fund are those that are open for exam by taxing authorities (2008 through 2011). As of September 30, 2011 the Trust has no examinations in progress.

Management has analyzed the Trust’s tax positions, and has concluded that no liability should be recorded related to uncertain tax positions expected to be taken on the tax return for the fiscal year-end September 30, 2011. The Trust identifies its major tax jurisdictions as U.S. Federal and the State of California. The Trust is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

H.	Payment by Affiliate. During the fiscal year ended September 30, 2008, the Trust’s investment advisor, Brandes Investment Partners, L.P., voluntarily reimbursed the Fund $145,127, relating to

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Brandes Separately Managed Account Reserve Trust

NOTES TO FINANCIAL STATEMENTS  – (continued)

the Fund’s purchase of a security of an affiliate of the Distributor which violated the Fund’s investment restrictions. This reimbursement has been classified on the Financial Highlights as “Net increase from payments by affiliates”.
I.	Fair Value Measurements. The Trust has adopted US GAAP fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:
Level 1 —	Unadjusted quoted market prices in active markets
Level 2 —	Quoted prices for similar instruments or inputs derived from observable market data. Directly observable inputs for the life of the financial instrument
Level 3 —	Unobservable inputs developed using the reporting entity’s estimates and assumptions, which reflect those that market participants would use
J.	Security Valuation. Bonds and other fixed-income securities (other than short-term securities) are valued using the bid price on the day of the valuation provided by an independent pricing service.

Securities traded on a national securities exchange are valued at the last reported sale price at the close of regular trading on each day the exchange is open for trading. Securities listed on the NASDAQ National Market System for which market quotations are readily available are valued using the NASDAQ Official Closing Price. Securities traded on an exchange for which there have been no sales are valued at the mean between last bid and ask price on such day. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith pursuant to procedures adopted by the Board of Trustees. U.S. Government securities with less than 60 days remaining to maturity when acquired by the Fund are valued on an amortized cost basis.

Short-term securities including U.S. Government and other fixed income securities, with more than 60 days remaining to maturity are valued at the current market value as provided by an independent pricing service on the day of valuation until the 60th day prior to maturity, and are then valued at amortized cost based upon the value on such date unless the Board determines during such 60-day period that this amortized cost basis does not represent fair value.

The Fund has adopted valuation procedures that allow for fair value pricing for use in appropriate circumstances. For example, such circumstances may arise when trading in a security has been halted or suspended or a security has been delisted from a national exchange, a security has not been traded for an extended period of time, or a significant event with respect to a security occurs after the close of the market or exchange on which the security principally trades and before the

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Brandes Separately Managed Account Reserve Trust

NOTES TO FINANCIAL STATEMENTS  – (continued)

time the Fund calculates its own share price. If no price, or in the Advisor’s determination no price representing fair value, is provided for a security held by the Fund by an independent pricing agent, then the security will be fair valued. Thinly traded securities and certain foreign securities may be impacted more by the use of fair valuations than other securities.

The Fund uses a third party fair valuation service to adjust the prices of foreign securities held by the Fund that are traded on foreign exchanges in order to reflect the price impacts of events occurring after the close of such foreign exchanges that may affect the values of such securities. None of the Fund’s securities were fair valued using this third party fair valuation service as of September 30, 2011.

In using fair value pricing, the Fund attempts to establish the price that it might reasonably have expected to receive upon a sale of the security at 4:00 p.m. Eastern time. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. When using fair value to price securities, the Fund may value those securities higher or lower than another fund using market quotations or fair value to price the same securities. Further, there can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value.

Foreign securities are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rate at the end of the period. The Fund reports certain foreign currency-related transactions as components of realized gains or losses for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. Treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services or sources. Independent pricing services typically use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. The service providers’ internal models use inputs that are observable such as, among other things, issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis are typically marked to market daily until settlement at the forward settlement date.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each package of securities. These securities are also normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal

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NOTES TO FINANCIAL STATEMENTS  – (continued)

pricing models. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche, current market data and incorporate packaged collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded Fund and financial derivative instruments, such as futures contracts or options contracts that are traded on a national securities or commodities exchange, are valued at the last reported sales price, in the case of common stocks and exchange-traded Fund, or, in the case of futures contracts or options contracts, the settlement price determined by the relevant exchange. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the New York Stock Exchange (“NYSE.”) These securities are generally valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end management investment companies will be valued based upon the Net Asset Value (“NAVs”) of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in privately held investment Funds will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Certain securities may be fair valued in accordance with the fair valuation procedures approved by the Board of Trustees. The Valuation Committee is generally responsible for overseeing the day to day valuation processes and reports periodically to the Board. The Valuation Committee is authorized to make all necessary determinations of the fair value of portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are unreliable. The securities fair valued by the Valuation Committee are indicated on the Schedule of Investments. These securities are classified as Level 3.

The following is a summary of the level of inputs used, as of September 30, 2011, involving the Fund’s assets carried at fair value. The inputs of methodology used for valuing securities may not be an indication of the risk associated with investing in those securities.

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Brandes Separately Managed Account Reserve Trust

NOTES TO FINANCIAL STATEMENTS  – (continued)

Description	Level 1	Level 2	Level 3	Total
Investments in Securities
SMART Fund
Equities	$742,852	$912,827	$—	$1,655,679
Asset Backed Securities	—	7,489,005	—	7,489,005
Corporate Bonds	—	110,217,013	—	110,217,013
Government Securities	—	4,518,651	—	4,518,651
Mortgage Backed Securities	—	14,834,619	—	14,834,619
Repurchase Agreements	—	1,369,027	—	1,369,027
Total Investments in Securities	$742,852	$139,341,142	$—	$140,083,994

There were no significant transfers into and out of Level 1 and 2 during the period presented.

Below is a reconciliation that details the activity of securities in Level 3 during the year ended September 30, 2011:

Beginning Balance – October 1, 2010	$1,662,683
Net purchases/(sales)	(2,108,145)
Transfers in/(out) of level 3	—
Total realized and unrealized gains	445,462
Total realized and unrealized losses	—
Ending Balance – September 30, 2011	—

The realized and unrealized gains and losses from Level 3 transactions is included with the net realized gains and losses on investments on the Statement of Assets and Liabilities. As of September 30, 2011, the Fund had $863,486 of unrealized losses from Level 3 securities.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

A.	Advisor Fee. Brandes Investment Partners, L.P. (the “Advisor”) provides the Fund with investment management services under an Investment Advisory Agreement. The Advisor receives no advisory fee or other fee from the Fund. The financial statements of the Fund reflect the fact that no fees or expenses are incurred by the Fund. It should be understood, however, that the Fund is an integral part of “wrap-fee” programs sponsored by investment advisors unaffiliated with the Fund and the Advisor. Typically, participants in these programs pay a “wrap-fee” to their investment advisors. Although the Fund does not compensate the Advisor directly for its service under the Investment Advisory Agreement, the Advisor benefits from its relationships with the sponsors of wrap-fee programs for which the Fund is an investment option.

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Brandes Separately Managed Account Reserve Trust

NOTES TO FINANCIAL STATEMENTS  – (continued)

B.	Administration Fee. U.S. Bancorp Fund Services, LLC, (the “Administrator”) acts as administrator for the Fund. The Administrator prepares various federal and state regulatory filings; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountant; coordinates the preparation and payment of Fund expenses; and prepares several Fund reports. For its services, the Administrator receives an annual fee at the rate of 0.03% of the Trust’s average daily net assets for the first $1 billion in net assets and 0.02% in excess of $1 billion of the Trust’s average daily net assets, subject to a minimum of $50,000 per series of the Trust per annum which is allocated among the series based on their average net assets. The Advisor compensates the Administrator on behalf of the Fund for the services the Administrator performs for the Fund.
C.	Distribution and Servicing Fees. Quasar Distributors, LLC (the “Distributor”), a registered broker-dealer, acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of the Administrator. All of the Fund’s distribution fees are paid by the Advisor.

Certain officers and Trustees of the Trust are also officers of the Advisor.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

The cost of purchases and the proceeds from sales of securities of the Fund, excluding short-term investments, were as follows for the year ended September 30, 2011:

U.S. Government		Other
Purchases	Sales	Purchases	Sales
$35,618,424	$33,271,954	$49,070,543	$69,591,029

NOTE 5 – CAPITAL STOCK TRANSACTIONS

The Fund’s capital stock activity in shares and dollars during the years ended September 30, 2011 and September 30, 2010, was as follows (shares and dollar amounts in thousands):

	Year Ended 9/30/11		Year Ended 9/30/10
	Shares	Amount	Shares	Amount
Shares Sold	2,551	$22,052	3,149	$25,070
Issued on Reinvestment of Distributions	346	2,989	466	3,741
Shares Redeemed	(4,520)	(39,113)	(6,009)	(47,465)
Net Increase/(Decrease) Resulting from Fund Share Transactions	(1,623)	$(14,072)	(2,394)	$(18,654)

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NOTES TO FINANCIAL STATEMENTS  – (continued)

NOTE 6 – FEDERAL INCOME TAX MATTERS

As of September 30, 2011, the Fund’s components of distributable earnings on a tax basis were as follows:

Cost of investments for tax purposes	$147,667,263
Gross tax unrealized appreciation	8,966,675
Gross tax unrealized depreciation	(16,549,944)
Net tax unrealized appreciation/depreciation on investments and foreign currency	(7,583,269)
Distributable ordinary income	429,911
Distributable long-term capital gains	—
Total distributable earnings	429,911
Other accumulated gains/losses	(25,863,051)
Total accumulated earnings	$(33,016,409)

The differences between book and tax basis distributable earnings are primarily related to the differences in classification of paydown gains and losses for tax purposes compared to book purposes. The difference between book and tax basis unrealized depreciation on investments and foreign currency is due primarily to timing differences resulting from wash sale transactions.

As of September 30, 2011, the Fund had capital losses expiring on September 30, 2016, 2017, 2018 and 2019 in the amounts of $152,724, $12,360,303, $6,084,748 and $6,501,831, respectively.

The tax composition of dividends for the period ended September 30, 2011 for the Fund was as follows:

Ordinary Income Total	Long Term Capital Gains Total	Return of Capital
$9,522,282	$—	$—

At September 30, 2011, the Fund had net realized losses on investments and foreign currencies of $763,445 which are deferred for tax purposes and were recognized on October 1, 2011.

Reclassification of Capital Accounts.  Accounting principles generally accepted in the United States of America require that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended September 30, 2011, as a result of its reclassifications the Fund’s undistributed net investment income/loss was increased by $539,865 and accumulated net realized gain/loss was decreased by $539,865.

NOTE 7 – CHANGE IN AUDITOR

Based on a recommendation by the audit committee, PricewaterhouseCoopers LLP will serve as independent accountants of the Fund for fiscal year 2011.

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Brandes Separately Managed Account Reserve Trust

NOTES TO FINANCIAL STATEMENTS  – (continued)

NOTE 8 – SUBSEQUENT EVENTS

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were available to be issued.

NOTE 9 – RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

In January 2010, the FASB issued Accounting Standards Update “Improving Disclosures about Fair Value Measurements” (“ASU”). The ASU requires enhanced disclosures about purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. The disclosure will become effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact this disclosure may have on the Funds’ financial statements.

In May 2011, the FASB issued an update to requirements relating to Fair Value Measurement which represents amendments to achieve common fair value measurement and disclosure requirements in US Generally Accepted Accounting Principles, (“GAAP”) and International Financial Reporting Standards (“IFRS.”) The amendments are of two types: (i) those that clarify the Board’s intent about the application of existing fair value measurement and disclosure requirements and (ii) those that change a particular principle or requirement for measuring fair value or for disclosing information about fair value measurements.

The amendments that change a particular principle or requirement for measuring fair value or disclosing information about fair value measurements relate to (i) measuring the fair value of the financial instruments that are managed within a portfolio; (ii) application of premium and discount in a fair value measurement; and (iii) additional disclosures about fair value measurements. The update is effective for interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact this update will have on the Funds’ financial statements.

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Brandes Separately Managed Account Reserve Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders
of Brandes Investment Trust

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statement of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Separately Managed Account Reserve Trust (hereinafter as the“Fund”) at September 30, 2011, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at September 30, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial statements of the Separately Managed Account Reserve Trust as of September 30, 2010 and for the year then ended, including financial highlights for each of the periods in the four years then ended, were audited by other auditors whose report dated November 24, 2010 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP
Los Angeles, California
November 28, 2011

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Report of Independent Registered Public Accounting Firm – (continued)

Brandes Separately Managed Account Reserve Trust

ADDITIONAL INFORMATION – (Unaudited)

PROXY VOTING PROCEDURES

The Advisor votes proxies relating to the Fund’s portfolio securities in accordance with procedures adopted by the Advisor. You may obtain a description of these procedures, free of charge, by calling toll-free 1-800-331-2979. This information is also available through the Securities and Exchange Commission’s website at http://www.sec.gov.

Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-331-2979. This information is also available through the Securities and Exchange Commission’s website at http://www.sec.gov.

FORM N-Q DISCLOSURE

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q filings are available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Form N-Q filings may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Information regarding the Trust’s Form N-Q filings is also available, without charge, by calling toll-free, 1-800-331-2979.

TAX NOTICE

For the year ended September 30, 2011, 100% of the ordinary distributions paid by the SMART Fund, qualify as interest related dividends under Internal Revenue Code Section 87(k)(1)(c). For the year ended September 30, 2011, 0% of the ordinary distributions paid by the SMART Fund were designated as short-term capital gain distributions under Internal Revenue Code Section 871(k)(2)(c).

The percentage of dividend income distributed for the year ended September 30, 2010, which is designated as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003, is 1.03% for the SMART Fund. Of the dividends paid by the SMART Fund, 1.03% qualify for the corporate dividends received deduction.

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TRUSTEE AND OFFICER INFORMATION – (Unaudited)

The Board of Trustees is responsible for the overall management of the Trust’s business. The Board approves all significant agreements between the Trust and persons or companies furnishing services to the Trust, including the Trust’s agreements with the Advisor, Administrator, Custodian and Transfer Agent. The Board of Trustees delegates the day-to-day operations of the Fund to its officers, subject to the Fund’s investment objective and policies and to general supervision by the Board. The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, by calling 1-800-331-2979.

The Trustees and officers of the Trust, their business addresses and principal occupations during the past five years are:

Name, Address and Age	Position(s) Held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation During Past 5 Years	Number of Trust Series Overseen by Trustee	Other Directorships/ Trusteeships Held by Trustee
Independent Trustees(2)
DeWitt F. Bowman, CFA 11988 El Camino Real, Suite 500 San Diego, CA 92130 (Age 81)	Trustee	Since February 1995	Investment Fund Director.	5	Pacific Gas and Electric Nuclear Decommissioning Trust; PCG Private Equity Fund; Forward Funds; RREEF America III REIT.
J. Michael Gaffney, CFA 11988 El Camino Real, Suite 500 San Diego, CA 92130 (Age 70)	Trustee	Since June 2004	Independent Consultant, NATIXES Global Asset Management, North America, since 2004.	5	None
Karin B. Bonding, CFA 11988 El Camino Real, Suite 500 San Diego, CA 92130 (Age 72)	Trustee	Since May 2006	Lecturer, University of Virginia, since 1996. President of Capital Markets Institute, Inc. serving as fee-only financial planner and investment advisor since 1996.	5	The Endowment Fund and the Salient Partners Absolute Return Fund.
Jean E. Carter 11988 El Camino Real Suite 500 San Diego, CA 92130 (Age 54)	Trustee	Since April 2008	Retired since 2005; Director, Investment Management of Russell Investment Group from 2000 to 2005.	5	None
Robert M. Fitzgerald, CPA 11988 El Camino Real Suite 500 San Diego, CA 92130 (Age 59)	Trustee	Since April 2008	Retired from 2002 – 2005 and since 2007; Chief Financial Officer of National Retirement Partners from 2005 to 2007.	5	Hotchkis and Wiley Mutual Funds.

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TRUSTEE AND OFFICER INFORMATION – (Unaudited)  – (continued)

Name, Address and Age	Position(s) Held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation During Past 5 Years	Number of Trust Series Overseen by Trustee	Other Directorships/ Trusteeships Held by Trustee
“Interested” Trustees(3)
Debra McGinty-Poteet 11988 El Camino Real, Suite 500 San Diego, CA 92130 (Age 55)	Trustee and President	Since June 2000	Director, Mutual Fund Services of Brandes Investment Partners, L.P., the investment advisor to the Funds (the “Advisor”).	5	Brandes Investment Funds PLC.
Jeff Busby 11988 El Camino Real, Suite 500 San Diego, CA 92130 (Age 50)	Trustee	Since July 2006	Executive Director of the Advisor.	5	None
Officers of the Trust
Thomas M. Quinlan 11988 El Camino Real, Suite 500 San Diego, CA 92130 (Age 40)	Secretary	Since June 2003	Associate General Counsel of the Advisor since January 2006; Counsel of the Advisor from July 2000 to January 2006.	N/A	N/A
Gary Iwamura 11988 El Camino Real, Suite 500 San Diego, CA 92130 (Age 54)	Treasurer	Since September 1997	Finance Director of the Advisor.	N/A	N/A
George Stevens 11988 El Camino Real, Suite 500 San Diego, CA 92130 (Age 60)	Chief Compliance Officer	Since January 2010	Vice President, Citi Fund Services, September 1996 to March 2008; Director, Beacon Hill Fund Services, Inc., March 2008 to present.	N/A	N/A

(1)	Trustees and officers of the Fund serve until their resignation, removal or retirement.
(2)	Not “interested persons” of the Trust as defined in the 1940 Act.
(3)	“Interested persons” of the Trust as defined in the 1940 Act by virtue of their positions with the Advisor.

31

Advisor

Brandes Investment Partners, L.P.
11988 El Camino Real, Suite 500
San Diego, California 92130
800.331.2979

Distributor

Quasar Distributors, LLC
615 E. Michigan Street, 4th Floor
Milwaukee, WI 53202

Transfer Agent

U.S. Bancorp Fund Services, LLC
615 E. Michigan Street, 3rd Floor
Milwaukee, WI 53202

Independent Registered
Public Accounting Firm

PricewaterhouseCoopers LLP
350 South Grand Avenue, 49th Floor
Los Angeles, CA 92071

Legal Counsel

Bingham McCutchen LLP
355 South Grand Ave., Suite 4400
Los Angeles, CA 90071

This report is intended for shareholders of the Brandes Separately Managed Account Reserve Trust and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Statements and other information herein are dated and are subject to change.

INSTITUTIONAL INTERNATIONAL
EQUITY FUND

INSTITUTIONAL GLOBAL
EQUITY FUND

INSTITUTIONAL EMERGING
MARKETS FUND

INSTITUTIONAL CORE PLUS FIXED INCOME FUND

ANNUAL REPORT

For the periods ended
September 30, 2011

Brandes Institutional International Equity Fund

Dear Shareholder:

In a difficult environment for global capital markets, the net asset value of the Brandes Institutional International Equity Fund (“the Fund”) I shares declined 10.95% during the 12 months ended September 30, 2011. For the same period, the MSCI EAFE Index fell 9.36%.

In this letter I’ll examine the industry-, country-, and stock-specific factors that affected the Fund’s performance and describe changes in the Fund’s composition for the 12-month reporting period. Finally, I’ll discuss how the Fund is positioned for the future.

The Markets

Economic and geopolitical concerns remained common themes during the period. 2011 began with the Jasmine Revolution spreading throughout North Africa and the Middle East. On March 11, the world was stunned by the horrific earthquake and tsunami-inflicted damage in Japan. More recently, renewed fears about European sovereign debt triggered apprehension in global financial markets. As concerns of an economic slowdown in developed markets grew, fear spread to developing countries.

Today’s environment is uncertain. We are mindful of the risks and take them seriously. We are a bottom-up manager, and individual company analysis is paramount to our process. Yet, we incorporate many of the big picture developments into our company-level valuations. We believe our time-tested philosophy, rooted in the principles laid out by Benjamin Graham, will serve long-term investors well.

The Fund

In an adverse environment for international equities, the Fund’s positions in the commercial banks, food & staples, and oil, gas & consumable fuels industries weighed heaviest on returns. Intesa Sanpaolo (Italy —  commercial banks), Carrefour (France — food & staples retailing), and Petroleo Brasileiro (Brazil — oil, gas & consumable fuels) were among the positions that declined during the period. Weak returns from our holdings in the construction materials and diversified telecommunication services industry also had a negative effect on overall performance.

There were bright spots in the Fund. Our overweight relative to the benchmark and individual issue selection in the pharmaceuticals industry made positive contributions to performance. Top-performers from this industry included Ono Pharmaceutical (Japan) and Taisho Pharmaceutical (Japan). In addition, while holdings in the commercial bank industry tended to decline on an absolute basis, the Fund’s underweight relative to the benchmark and individual issue selection proved beneficial to relative returns.

From a country perspective, declines for France-based positions weighed heaviest on returns, including France Telecom (diversified telecommunication services) and Natixis (commercial banks). Declines registered by holdings based in Italy, the United Kingdom, and Brazil also proved unfavorable to performance. Some of the largest detractors to performance included falling share prices for ENI S.p.A. (Italy — oil, gas & consumable fuel), Barclays (United Kingdom — commercial banks), and Centrais

Brandes Institutional International Equity Fund

Eletricas Brasileiras (Brazil — electric utilities). Conversely, the Fund benefited from its relative overexposure and stock selection to Japanese holdings. Contributors to positive performance included Japan Tobacco (tobacco), Seven & I Holdings (food & staples retailing), and Nippon Telephone and Telegraph (diversified telecommunication services).

During the period, we eliminated exposure to companies such as Volkswagen (Germany  — automobiles) and Akzo Nobel (Netherlands – chemicals) to pursue what we believe to be more attractive opportunities. We also purchased shares of companies such as CRH (Ireland — construction materials) at prices that we consider to be compelling. We also took advantage of prices we believe to be attractive by adding to certain existing holdings.

Our Outlook

As of September 30, 2011, the Fund’s most substantial country weighting was in Japan. On an industry basis, the Fund’s largest exposure was in diversified telecommunication services.

Our exposure to Japanese companies is illustrative of our belief in the importance of fundamental analysis and a long-term investment horizon. In the days following the devastating tsunami that struck Japan, nearly every Japanese company we own for our clients declined significantly. It would have been easy to arbitrarily cut our exposure to Japan. However, we stayed disciplined and these holdings went on to be among the strongest performers for the period. As Japan continues its post-tsunami recovery efforts, there appears to be a growing realization in the market that quality Japanese stocks may currently trade at attractive discounts to their estimated intrinsic values. The fundamental strength of our holdings gives us confidence that the Fund is well positioned going forward.

Thank you for your investment in the Brandes Institutional International Equity Fund. We value your support and continued trust.

Sincerely yours,

Debra McGinty-Poteet
President
Brandes Investment Trust

Past performance does not guarantee future results.

Market conditions may impact performance. The performance results presented were achieved in particular market conditions which may not be repeated. Moreover, the current market volatility and uncertain regulatory environment may have a negative impact on future performance.

Brandes Institutional International Equity Fund

The values of the Fund’s investments fluctuate in response to the activities of individual companies and general stock market and economic conditions. In addition, the performance of foreign securities depends on the political and economic environments and other overall economic conditions in the countries where the Fund invests. Emerging country markets involve greater risk and volatility than more developed markets. Some emerging markets countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Certain of these currencies have experienced, and may experience in the future, substantial fluctuations or a steady devaluation relative to the U.S. dollar. The values of the Fund’s convertible securities are also affected by interest rates; if rates rise, the values of convertible securities may fall.

Current and future portfolio holdings are subject to risk.

Please refer to the Schedule of Investments in the report for complete holdings information. Fund holdings, geographic allocations and/or sector allocations are subject to change at any time and are not a recommendation to buy or sell any security.

The foregoing reflects the thoughts and opinions of Brandes Investment Partners® exclusively and is subject to change without notice.

Brandes Investment Partners® is a registered trademark of Brandes Investment Partners, L.P. in the United States and Canada.

Index Guide

The MSCI EAFE (Europe, Australasia, Far East) Index with net dividends is an unmanaged, free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. As of May 27, 2010 the MSCI EAFE Index consisted of 22 developed market country indices. This index often is used as a benchmark for international equity portfolios and includes dividends and distributions net of withholding taxes, but does not reflect fees, brokerage commissions, or other expenses of investing.

Brandes Institutional International Equity Fund

The following chart compares the value of a hypothetical $1,000,000 investment in the Brandes Institutional International Equity Fund — Class I from September 30, 2001 to September 30, 2011 as compared with the Morgan Stanley Capital International EAFE Index.

Value of $1,000,000 vs Morgan Stanley Capital
International EAFE (Europe, Australasia and Far East) Index

	Average Annual Total Return Periods Ended September 30, 2011
	One Year	Five Years	Ten Years	Since Inception
Brandes Institutional International Equity Fund
Class I	-10.95%	-4.39%	5.60%	7.96%
Class E	-11.04%	N/A	N/A	-1.55%
Class S**	N/A	N/A	N/A	-17.41%
Morgan Stanley Capital International EAFE Index*	-9.36%	-3.46%	5.03%	3.22%

*  The since inception (January 2, 1997) return shown is from the inception date of the Brandes Institutional International Equity Fund — Class I. The return from the inception date (December 6, 2008) of the Brandes Institutional International Equity Fund — Class E is 1.68%.

**  The since inception return shown for the Class S shares represents a cumulative return.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800-331-2979.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Advisor has a fee waiver arrangement in place to limit the Fund’s annual operating expenses. Currently, the expense level has not been exceeded.

Brandes Institutional International Equity Fund

Sector Allocation as a Percentage of Total Investments
as of September 30, 2011

The sector classifications represented in the graph above are in accordance with the Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC.

Brandes Institutional Global Equity Fund

Dear Shareholder:

In a difficult environment for global capital markets, the net asset value of the Brandes Institutional Global Equity Fund (“the Fund”) fell 5.51% during the 12-months ending September 30, 2011. The MSCI World Index declined 4.35% in the same period.

In this letter, I will discuss the industry-, country-, and stock-specific factors that affected the Fund’s performance and describe changes in the Fund’s composition during the past year. I will also share insight into how the Fund is currently positioned for the future.

The Markets

Economic and geopolitical concerns remained common themes during the period. In the last quarter of 2010 fears about European sovereign debt intensified. 2011 began with the Jasmine Revolution spreading throughout North Africa and the Middle East. On March 11, the world was stunned by the horrific earthquake and tsunami-inflicted damage in Japan. More recently, political posturing over the U.S. debt ceiling and Standard & Poor’s downgrade of the U.S. credit rating further exacerbated market anxiety.

Today’s environment is uncertain. We are mindful of the risks and take them seriously. We are a bottom-up manager, and individual company analysis is paramount to our process. Yet, we incorporate many of the big picture developments into our company-level valuations. We believe our time-tested philosophy, rooted in the principles laid out by Benjamin Graham, will serve long-term investors well.

The Fund

Declining share prices for the food & staples retailing, diversified financial services, and electronic equipment, instruments & components industries detracted from performance. Positions from these industries weighing on performance included Carrefour (France — food & staples retailing), Bank of America (United States — diversified financial services), and Corning (United States — electronic equipment, instruments & components). Conversely, gains for holdings in the chemicals, semiconductors & semiconductor equipment, and pharmaceuticals industries made positive contributions to performance, including Dow Chemical (United States — chemicals), Texas Instruments (United States — semiconductors & semiconductor equipment), and Pfizer (United States — pharmaceuticals).

On a country basis, holdings based in France, Italy, and the United Kingdom experienced declines. Among the holdings from these countries impacting performance were France Telecom (France —  diversified telecommunication services), ENI S.p.A. (Italy — oil, gas & consumable fuels), and J. Sainsbury (United Kingdom — food & staples retailing).

Looking at performance relative to the Fund’s benchmark, our overweight exposure to the pharmaceuticals industry and Japanese holdings proved beneficial. While issue selection in the commercial banks industry helped relative returns, stock-picking in U.S. companies proved detrimental to relative performance; as did the Fund’s overweight to Italy-based holdings.

Brandes Institutional Global Equity Fund

During the period, we sold select holdings to pursue what we believe to be more attractive opportunities. For example, we sold positions such as Texas Instruments (United States – semiconductors & semiconductor equipment), Dow Chemical (United States – chemicals), and Verizon (United States – diversified telecommunication services). At the same time we established new positions in companies such as Corning (United States – electronic equipment, instruments & components) at prices that we consider compelling. In addition, we took advantage of prices we consider attractive by adding to select existing holdings.

Our Outlook

As of September 30, 2011, the Fund’s most substantial country weightings were in the United States and Japan. On an industry basis, the Fund’s largest exposure was in pharmaceuticals.

Keep in mind that the Fund’s weightings for countries and industries are not the product of “top-down” forecasts or opinions regarding interest rates, economic growth, or other macroeconomic variables. Instead, these weightings stem from our company-by-company search for compelling investment opportunities in markets around the world.

We remain optimistic, given the fundamental strengths of our holdings. Throughout this period, we reassessed holdings across the portfolios to account for the worldwide crisis of confidence. Valuations for current holdings reflect the potential effects of the economic difficulties companies may face in the coming years — yet we still see tremendous potential opportunities for these securities.

Thank you for your investment in the Brandes Institutional Global Equity Fund. We value your support and continued trust.

Sincerely yours,

Debra McGinty-Poteet
President
Brandes Investment Trust

Past performance does not guarantee future results.

Market conditions may impact performance. The performance results presented were achieved in particular market conditions which may not be repeated. Moreover, the current market volatility and uncertain regulatory environment may have a negative impact on future performance.

The values of the Fund’s investments fluctuate in response to the activities of individual companies and general stock market and economic conditions. In addition, the performance of foreign securities depends on the political and economic environments and other overall economic

Brandes Institutional Global Equity Fund

conditions in the countries where the Fund invests. Emerging country markets involve greater risk and volatility than more developed markets. Some emerging markets countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Certain of these currencies have experienced, and may experience in the future, substantial fluctuations or a steady devaluation relative to the U.S. dollar. The values of the Fund’s convertible securities are also affected by interest rates; if rates rise, the values of convertible securities may fall.

Current and future portfolio holdings are subject to risk.

Please refer to the Schedule of Investments in the report for complete holdings information. Fund holdings, geographic allocations and/or sector allocations are subject to change at any time and are not a recommendation to buy or sell any security.

The foregoing reflects the thoughts and opinions of Brandes Investment Partners® exclusively and is subject to change without notice.

Brandes Investment Partners® is a registered trademark of Brandes Investment Partners, L.P. in the United States and Canada.

Index Guide

MSCI World Index — The MSCI World Index with net dividends is an unmanaged, free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. As of May 27, 2010 the MSCI World Index consisted of 24 developed market country indices. This index includes dividends and distributions net of withholding taxes, but does not reflect fees, brokerage commissions, or other expenses of investing.

Brandes Institutional Global Equity Fund

The following chart compares the value of a hypothetical $1,000,000 investment in the Brandes Institutional Global Equity Fund — Class I from its inception (October 6, 2008) to September 30, 2011 as compared with the Morgan Stanley Capital International World Index.

Value of $1,000,000 vs Morgan Stanley Capital
International World Index

	Total Return Periods Ended September 30, 2011
	Six Month	One Year	Since Inception Cumulative
Brandes Institutional Global Equity Fund
Class I	-15.96%	-5.51%	5.16%
Class E	-16.10%	-5.80%	4.73%
Class S	-16.05%	N/A	-14.10%
Morgan Stanley Capital International World Index*	-16.22%	-4.35%	9.93%

*  The Morgan Stanley Capital International World Index since inception return shown is from the inception date of the Brandes Institutional Global Equity Fund — Class I and E (October 6, 2008). The return from the inception of the Brandes Institutional Global Equity Fund — Class S (January 31, 2011) is -14.14%.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800-331-2979.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Advisor has a fee waiver arrangement in place to limit the Fund’s annual operating expenses.

Brandes Institutional Global Equity Fund

Sector Allocation as a Percentage of Total Investments
as of September 30, 2011

The sector classifications represented in the graph above are in accordance with the Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC.

Brandes Institutional Emerging Markets Equity Fund

Dear Shareholder:

The Brandes Institutional Emerging Markets Fund (“the Fund”) declined 14.39%* during the 12-month period ending September 30, 2011. For the same period, the MSCI Emerging Markets Index fell 15.89%.

Below I discuss the industry-, country-, and stock-specific factors that affected the Fund’s performance during this period and describe changes in the Fund’s composition. In addition, I’ll review current market conditions, our investment philosophy, and discuss how the Fund is positioned for the future.

*	The fund return for the 12-month period is inclusive of performance returns of the emerging markets pooled trust account which was reorganized into the Fund on January 31, 2011. Please see the Fund prospectus for further details.

The Markets

Economic and geopolitical concerns remained common themes during the period. 2011 began with the Jasmine Revolution spreading throughout North Africa and the Middle East. On March 11, the world was stunned by the horrific earthquake and tsunami-inflicted damage in Japan. More recently, renewed fears about European sovereign debt triggered apprehension in global financial markets. As concerns of an economic slowdown in developed markets grew, fear spread to developing countries.

Today’s environment is uncertain. We are mindful of the risks and take them seriously. We are a bottom-up manager, and individual company analysis is paramount to our process. Yet, we incorporate many of the big picture developments into our company-level valuations. We believe our time-tested philosophy, rooted in the principles laid out by Benjamin Graham, will serve long-term investors well.

The Fund**

Amid market declines that affected most industries, holdings in the commercial banks industry had the greatest adverse effect on returns. Growing concern over a slowing economy, apprehension over emerging market banks’ ability to obtain U.S. dollar funding, and the potential for credit quality to deteriorate weighed on returns for holdings like KB Financial Group (South Korea). Individual issue selection in the construction materials and food products industries also had an unfavorable impact on results. Cemex (Mexico — construction materials) and Chaoda Modern Agriculture (China — food products) were among the holdings contributing to negative performance for these industries.

While declines were pervasive through most industries, gains for individual holdings such as Telefonica Brasil (Brazil — diversified telecommunication services) and Redecard (Brazil — IT services) helped lessen the impact of negative returns.

From a country perspective, our stock selection of holdings based in China and Mexico hurt performance. Among the holdings from these countries experiencing declines were Weiqiao Textile (China – textiles, apparel & luxury goods) and Gruma SAB (Mexico  — food products). While holdings based in Brazil tended to have a negative impact on overall returns, our holdings in Brazil performed better than those of the benchmark.

Brandes Institutional Emerging Markets Equity Fund

During the period, we eliminated exposure to companies such as Makhteshim-Agan (Israel — chemicals) and M1 LTD (Singapore — wireless telecommunication services) to pursue what we believe to be more attractive opportunities. We also purchased shares of companies such as Hana Financial (South Korea – commercial banks), Air Arabia (United Arab Emirates — airlines), Novatek Microelectronics (Taiwan —  semiconductors & semiconductor equipment), and Itau Unibanco Holding (Brazil — commercial banks) at prices that we consider to be compelling. We also took advantage of prices we believe to be attractive by adding to certain existing holdings.

As of September 30, 2011, the Fund’s most substantial weightings were in Brazil and the commercial banks industry.

**	As the effective conversion date from pooled trust to mutual fund was January 31, 2011, this performance review is limited to the period after the conversion (February 1, 2011 through September 30, 2011.

Our Outlook

The markets appear to be driven more by risk aversion than evidence of a significant deterioration in economic fundamentals. Investors are selling because of perceived risk, and moving investments to “less risky” U.S. government debt without consideration of underlying value. Currently, we believe that the economic fundamentals for many emerging market countries look more robust than developed countries due to their:

•	Lower levels of sovereign and household debt
•	Better capital controls and currency management
•	High levels of foreign reserves
•	Sizeable domestic markets capable of sustaining a base level of growth despite weakening demand from developed markets
•	Favorable and improving debt ratings
•	Strong balance sheets and resilient cash flows

We continue to see tremendous opportunities to invest in emerging market equities. As always, we remain focused on the long term, and view these recent market dislocations as an excellent time to hunt for bargains.

Thank you for your investment in the Brandes Institutional Emerging Markets Fund. We value your support and continued trust.

Brandes Institutional Emerging Markets Equity Fund

Sincerely yours,

Debra McGinty-Poteet
President
Brandes Investment Trust

Past performance does not guarantee future results.

Market conditions may impact performance. The performance results presented were achieved in particular market conditions which may not be repeated. Moreover, the current market volatility and uncertain regulatory environment may have a negative impact on future performance.

The Fund invests in foreign securities, which involve greater volatility and political, economic and currency risks and differences in accounting methods than domestic securities. Emerging country markets involve greater risk and volatility than more developed markets. Some emerging markets countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Certain of these currencies have experienced, and may experience in the future, substantial fluctuations or a steady devaluation relative to the U.S. dollar. The values of the Fund’s convertible securities are also affected by interest rates; if rates rise, the values of convertible securities may fall. Investments in small and medium capitalization companies tend to have limited liquidity and greater price volatility than large capitalization companies. The fund may invest in ETFs which are subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of an ETF's shares may trade at a discount to its net asset value, an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange on which they trade, which may impact a Fund's ability to sell its shares.

Current and future portfolio holdings are subject to risk.

Please refer to the Schedule of Investments in the report for complete holdings information. Fund holdings, geographic allocations and/or sector allocations are subject to change at any time and are not considered a recommendation to buy or sell any security.

The foregoing reflects the thoughts and opinions of Brandes Investment Partners® exclusively and is subject to change without notice.

Brandes Investment Partners® is a registered trademark of Brandes Investment Partners, L.P. in the United States and Canada.

Must be preceded or accompanied by a prospectus.

Brandes Institutional Emerging Markets Equity Fund

Index Guide

The MSCI Emerging Markets Index with gross dividends is an unmanaged, free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of May 27, 2010 the MSCI Emerging Markets Index consisted of 21 emerging market country indices. This index includes dividends and distributions, but does not reflect fees, brokerage commissions, withholding taxes, or other expenses of investing. Please note that all indices are unmanaged and are not available for direct investment.

Brandes Institutional Emerging Markets Equity Fund

The following chart compares the value of a hypothetical $1,000,000 investment in the Brandes Institutional Emerging Markets Fund — Class I from September 30, 2001 to September 30, 2011 as compared with the Morgan Stanley Emerging Markets Index.

Value of $1,000,000 vs Morgan Stanley Capital
Emerging Markets Index

	Average Annual Total Return Periods Ended September 30, 2011**
	One Year	Five Years	Ten Years	Since Inception (August 20, 1996)
Brandes Institutional Emerging Markets Fund
Class I	-14.39%	7.26%	16.53%	8.79%
Class S	-14.58%	7.03%	16.32%	8.52%
Morgan Stanley Capital International Emerging Markets Index*	-15.89%	5.17%	16.41%	6.96%

*   The Morgan Stanley Capital International Emerging Markets Index since inception return shown is from the first available period (July 31, 1996) closest to the inception date of the Brandes Institutional Emerging Markets Fund.

**  Prior to January 31, 2011, the Advisor managed a private investment fund with an investment objective, investment policies and strategies that were, in all material respects, equivalent to those of the Brandes Institutional Emerging Markets Fund. The performance information shown for the Class I shares for periods before January 31, 2011 is that of the private investment fund and reflects the net expenses of the private investment fund. The performance of the private investment fund prior to January 31, 2011 is based on calculations that are different than the standardized method of calculations presented by the SEC. The performance information shown for the Class S shares has been adjusted to reflect the differences in the net expense ratios between the Class I and S shares. The private investment fund was not registered under the Investment Company Act of 1940 (“1940 Act”) and was not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code of 1986, which, if applicable, may have adversely affected its performance.

Brandes Institutional Emerging Markets Equity Fund

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800-331-2979.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Advisor has a fee waiver arrangement in place to limit the Fund’s annual operating expenses.

Sector Allocation as a Percentage of Total Investments
as of September 30, 2011

The sector classifications represented in the graph above are in accordance with the Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC.

Brandes Institutional Core Plus Fixed Income Fund

Dear Shareholder:

The Brandes Institutional Core Plus Fixed Income Fund I shares (“the Fund”) gained 3.94% from September 30, 2010 through September 30, 2011. The Barclays Capital U.S. Aggregate Bond Index returned 5.26% for the same 12-month period.

Below I will examine the sector- and security-specific factors that affected the Fund’s performance and describe changes in the Fund’s composition for the 12-month period ending September 30, 2011. Finally, I’ll discuss how the Fund is positioned for the future.

The Markets

The fixed income markets have been dominated more by “macro” driven events throughout the past 12 months than “micro” fundamentals. Significant events that have weighed on the collective market’s mind include concerns about the anemic pace of U.S. economic growth, concerns surrounding European sovereign debt/banking system, the downgrade of the U.S. credit rating by Standard & Poor’s, and atypical Fed monetary actions undertaken in attempt to spur domestic growth. Due primarily to the overwhelming amount of macro headlines for investors to wrap their arms around, volatility in the fixed income markets saw a meaningful rise over the past 12 months. The uptick in volatility had an impact that was two-fold. First there was strong bid for U.S. Treasury securities, driving interest rates back near historic lows. We often see a “flight to quality” during periods of uncertainty, and we have witnessed this during the past six months. Secondly we witnessed a meaningful re-pricing of risk-based fixed income assets, particularly over the past six months. We believe the “micro” fundamentals in the credit market remain largely positive. The 2008 credit crisis caused many companies to clean up their balance sheets and capital structure; and as a result, metrics like interest coverage, debt service levels, and cash balances are all at or near 20-year highs.1

The Fund

Amid widening spreads, the Fund’s overweight to corporate bonds was the largest detractor to the Fund's performance over the 12-month period ending September 30, 2011. Within the corporate bond sector, the Fund’s holdings in the banking industry underperformed the Fund’s benchmark indices largely due to escalating fears that the sovereign stresses in Europe would spread through the global banking system. The homebuilding and building products industries also underperformed as there have been few tangible signs that the housing market has improved. Finally, the Fund’s holdings in electric utilities detracted from performance, effectively driven by the holding of EDP Finance BV – the incumbent utility company in Portugal. A few industries that positively affected performance included holdings in chemicals and energy.

Gains for holdings in select asset backed securities (“ABS”) and collateralized mortgage obligations (“CMO”) contributed positively to performance. Performance in the CMO sector was led by holdings in mortgage trust interest only (“IO”) securities and the ABS sector was led by holdings in floating rate notes backed by private student loans.

1	Source: Morgan Stanley, the Yield Book, Bloomberg, Factset

Brandes Institutional Core Plus Fixed Income Fund

During the 12-month period, notable purchases by the Fund were corporate bonds issued by American International Group, Bank of America, EDP Finance BV, JPMorgan, Lyondell Chemical, Marshall & Ilsley Bank, Marks & Spencer, Pilgrim’s Pride, Regions Financial, and Spectrum Brands. The Fund also purchased a few ABS floating rate notes backed by private student loans and a mortgage trust IO security. Notable sales by the Fund included positions in corporate bonds issued by British Petroleum, Ford Motor Credit, Keycorp, Smithfield Foods, Sprint Nextel, Tenet Healthcare, and Viacom Corp. The Fund Also sold an Alt-A mortgage- backed security and a security backed by subprime mortgages.

The Fund’s yield premium to the benchmarks was a once again a positive factor in relative performance. As of September 30, 2011 the Fund’s most substantial weighting was in the corporate bonds sector, particularly the industrials industry.

Our Outlook

As we look forward to the final three months of the year and into the beginning of next year we believe the credit market has priced in about a 50% possibility of slipping back into a recession and a 5-year default rate that would exceed the worst historical observations. As of 9/30/11, the credit market was pricing in an implied 5-year default rate of approximately 58%. Looking back to 1970, the worst 5-year default rate for the market peaked at approximately 35%. During the 2008/2009 credit crisis, defaults peaked at 13%. While the events of 2008 have taught us that you can “never say never,” it is rare for defaults to stay elevated after a spike. In 1933, defaults hit their all-time high at 15%, but stayed below 3% annually during the late 1930s. In 1970, defaults spiked to 9%, but again the annual default rate remained below 4% until 1986. The reason that defaults have rarely stayed elevated after a spike is that weaker companies are washed out of the market post-spike, and the stronger survivors are forced to clean up their balance sheets. We’ve witnessed both dynamics play out over the past few years.

There is an old adage about always fighting the last war, and that is certainly applicable as it relates to the credit market fundamentals post the 2008/2009 credit crisis. Many companies did not survive the credit crisis; however, many that did have meaningfully improved their balance sheets. In our opinion, the fundamental picture of the corporate market, by and large, is strong. The metrics that are important to credit investors are at or near 20-year highs: interest coverage, debt service ratios, and cash balances. In addition, many companies have opportunistically taken advantage of historic low interest rates and extended the maturity of their debt through refinancing, helping to alleviate much of the concern about liquidity if the credit markets should seize again for a period of time. The other interesting overlay is that while the continued anemic economic growth has ostensibly formed an anchor on equity prices and valuations, slow growth has been positive for corporate credit fundamentals. Usually, once growth recovers corporate conservatism declines. Thanks, however, to the anemic recovery and persistent double-dip recession fears, companies have been hesitant to get aggressive with their balance sheets.

What we have in the current market is stark contrast between the negative macro market and largely positive micro fundamentals. When the macro factors are as powerful as they have been, correlations between sectors and asset classes gravitate towards one. This certainly happened over the course of the most recent period, resulting in the opportunity set of bonds to appear as attractive as we have witnessed over the past

Brandes Institutional Core Plus Fixed Income Fund

few years. As we enter the fourth quarter we will look to continue to take a disciplined and measured approach to adding securities to the Fund that we feel are priced at attractive risk premiums relative to our view of their long-term value. Given that the credit markets effectively stopped functioning for a period in 2008, we are especially mindful in our credit assessments of companies that have near-term liquidity needs; as such, they may not (through no fault of their own) have ready access to capital markets. As we have witnessed over the most recent period, macro headlines can drive valuations of fixed income assets over the short term. These periods may be uncomfortable for investors; however, we believe these periods are necessary to reset the value component of the Fund. Periods of short-term volatility are crucial because over longer periods, we believe the market should ultimately turn toward a more balanced assessment of the impact of macro factors on individual credit stories. We’ve witnessed this in past periods of stress over the past 15+ years: from the Asian financial crisis in 1997, to the Russian sovereign default in 1998, the Y2K scare in 1999, the Enron and the WorldCom collapses in 2001/2002, to the more recent credit crisis in 2008. In each case an exogenous “shock” to the system resulted in a broad-based re-pricing of risk, followed by meaningful value in subsequent years for those focused on long-term fundamentals. We feel that we are currently in one of these periods and are confident that our value approach has the potential to reward patient investors.

Sincerely yours,

Debra McGinty-Poteet
President
Brandes Investment Trust

Correlation is the relationship of price movements among different asset classes.

Past performance does not guarantee future results.

Market conditions may impact performance. The performance results presented were achieved in particular market conditions which may not be repeated. Moreover, the current market volatility and uncertain regulatory environment may have a negative impact on future performance.

The Fund invests in foreign and emerging market securities which involve greater volatility and political, economic, and currency risks and differences in accounting methods. Below investment grade debt securities are speculative and involve a greater risk of default and price change due to changes in the issuer’s creditworthiness. The Fund’s use of derivative instruments, such as options contracts, futures contracts or swap agreements, involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments.

Brandes Institutional Core Plus Fixed Income Fund

Unlike bonds issued or guaranteed by the U.S. government or its agencies, stocks and other bonds are not backed by the full faith and credit of the United States. Stock and bond prices will experience market fluctuations. Please note that the values of government securities and bonds in general have an inverse relationship to interest rates. Bonds carry the risk of default, or the risk than an issuer will be unable to make income or principal payment. There is no assurance that private guarantors or insurers will meet their obligations. The credit quality of the investments in the portfolio is no guarantee of the safety or stability of the portfolio. Investments in asset-backed and mortgage-backed securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments.

Current and future portfolio holdings are subject to risk.

Please refer to the Schedule of Investments in the report for complete holdings information. Fund holdings, geographic allocations and/or sector allocations are subject to change at any time and are not a recommendation to buy or sell any security.

Investment performance reflects fee waivers and/or reimbursement of expenses. In the absence of such waivers/reimbursements, total return would be reduced.

The foregoing reflects the thoughts and opinions of Brandes Investment Partners® exclusively and is subject to change without notice.

Brandes Investment Partners® is a registered trademark of Brandes Investment Partners, L.P. in the United States and Canada.

Index Guide

The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index consisting of U.S. dollar-denominated, fixed-rate, taxable bonds. The U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS. The U.S. Aggregate rolls up into other Barclays Capital flagship indices such as the multi-currency Global Aggregate Index and the U.S. Universal Index, which includes high yield and emerging markets debt. The U.S. Aggregate Index was created in 1986, with index history backfilled to January 1, 1976. The index is a total return index which reflects the price changes and interest of each bond in the index.

Brandes Institutional Core Plus Fixed Income Fund

The following chart compares the value of a hypothetical $1,000,000 investment in the Brandes Institutional Core Plus Fixed Income Fund — Class I from its inception (December 28, 2007) to September 30, 2011 as compared with the Barclays Capital U.S. Aggregate Index.

Value of $1,000,000 vs Barclays Capital U.S. Aggregate Index

	Average Annual Total Return Periods Ended September 30, 2011
	One Year	Three Years	Since Inception
Brandes Institutional Core Plus Fixed Income Fund
Class I	3.94%	8.92%	4.34%
Class E	3.72%	8.70%	4.14%
Barclays Capital U.S. Aggregate Index*	5.26%	7.97%	6.58%

*  The Barclays Capital U.S. Aggregate Index since inception return shown is from the inception date of the Brandes Institutional Core Plus Fixed Income Fund — Class I (December 28, 2007). The return from the inception date of the Brandes Institutional Core Plus Fixed Income Fund — Class E (May 28, 2008) is 6.93%.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800-331-2979.

Brandes Institutional Core Plus Fixed Income Fund

Sector Allocation as a Percentage of Total Investments
as of September 30, 2011

Brandes Investment Trust

Expense Example (Unaudited)

As a shareholder of a Fund, you incur ongoing costs, including investment advisory and administrative fees and other fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2011 to September 30, 2011 (the “Period”).

Actual Expenses

This section provides information about actual account values and actual expenses. The “Ending Account Value” shown is derived from the Fund’s actual return. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Class I
Fund	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period*
Institutional International Equity Fund	$1,000.00	$832.20	1.16%	$5.33
Institutional Global Equity Fund	$1,000.00	$840.40	1.00%	$4.61
Institutional Emerging Markets Fund	$1,000.00	$759.40	1.12%	$4.94
Institutional Core Plus Fixed Income Fund	$1,000.00	$1,014.30	0.50%	$2.52

	Class E
	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period*
Institutional International Equity Fund	$1,000.00	$831.40	1.39%	$6.38
Institutional Global Equity Fund	$1,000.00	$839.00	1.25%	$5.76
Institutional Core Plus Fixed Income Fund	$1,000.00	$1,014.30	0.70%	$3.53

	Class S
	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period*
Institutional International Equity Fund	$1,000.00	$831.70	1.42%	$6.52
Institutional Global Equity Fund	$1,000.00	$839.50	1.25%	$5.76
Institutional Emerging Markets Fund	$1,000.00	$758.50	1.37%	$6.04

Brandes Investment Trust

Hypothetical Example for Comparison Purposes

This section provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the last column of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Class I
Fund	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period*
Institutional International Equity Fund	$1,000.00	$1,019.25	1.16%	$5.87
Institutional Global Equity Fund	$1,000.00	$1,020.05	1.00%	$5.06
Institutional Emerging Markets Fund	$1,000.00	$1,019.45	1.12%	$5.67
Institutional Core Plus Fixed Income Fund	$1,000.00	$1,022.86	0.50%	$2.54

	Class E
	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period*
Institutional International Equity Fund	$1,000.00	$1,018.10	1.39%	$7.03
Institutional Global Equity Fund	$1,000.00	$1,018.80	1.25%	$6.33
Institutional Core Plus Fixed Income Fund	$1,000.00	$1,021.56	0.70%	$3.55

	Class S
	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period*
Institutional International Equity Fund	$1,000.00	$1,017.95	1.42%	$7.18
Institutional Global Equity Fund	$1,000.00	$1,018.80	1.25%	$6.33
Institutional Emerging Markets Fund	$1,000.00	$1,018.20	1.37%	$6.93
*	Expenses are equal to the Funds’ expense ratio for the period, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Brandes Institutional International Equity Fund

SCHEDULE OF INVESTMENTS — September 30, 2011

	Shares	Value
COMMON STOCKS – 95.88%
Brazil – 2.33%
Banco do Brasil SA	295,554	$3,825,972
Brasil Telecom SA – ADR	13,408	85,811
Centrais Electricas Brasileiras SA – ADR	549,930	4,822,886
Telecomunicacoes de Sao Paulo SA	49,463	1,308,297
Tim Participacoes SA – ADR	30,066	708,355
		10,751,321
Finland – 0.72%
Nokia OYJ	582,482	3,293,792
France – 11.92%
Alcatel-Lucent SA(a)	780,400	2,262,764
Carrefour SA	357,376	8,138,141
France Telecom SA	778,804	12,746,534
Natixis	924,548	2,908,402
Renault SA	55,100	1,825,098
Sanofi-Aventis SA	197,435	12,986,609
Total SA	314,394	13,870,844
		54,738,392
Germany – 3.97%
Deutsche Bank AG	77,905	2,699,503
Deutsche Post AG	319,600	4,091,766
Deutsche Telekom AG	975,000	11,444,382
		18,235,651
Ireland – 1.46%
CRH Plc	431,600	6,711,993
Italy – 7.12%
ENI SpA	806,415	14,187,001
Intesa Sanpaolo SpA	1,949,178	3,056,777
Intesa Sanpaolo SpA Savings Shares	971,300	1,248,542

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Institutional International Equity Fund

SCHEDULE OF INVESTMENTS — September 30, 2011  – (continued)

	Shares	Value
Italcementi SpA Savings Shares	422,400	$1,221,123
Telecom Italia SpA	5,219,974	5,671,540
Telecom Italia SpA Savings Shares	7,522,450	7,315,787
		32,700,770
Japan – 31.60%
Astellas Pharma, Inc.	192,700	7,273,832
Canon, Inc.	124,100	5,634,890
Mitsui Sumitomo Trust Holdings, Inc.	703,000	2,326,856
Dai Nippon Printing Co. Ltd.	451,400	4,667,984
Daiichi Sankyo Co. Ltd.	369,602	7,704,906
FUJIFILM Holdings Corp.	313,600	7,288,223
Honda Motor Co. Ltd.	212,300	6,219,298
Japan Tobacco, Inc.	1,133	5,299,674
Mitsubishi UFJ Financial Group, Inc.	1,281,800	5,883,018
Mizuho Financial Group, Inc.	3,717,990	5,444,570
MS&AD Insurance Group Holdings	254,499	5,537,309
Nippon Telegraph & Telephone Corp.	293,400	14,056,249
Nissan Motor Co. Ltd.	174,100	1,540,444
NKSJ Holdings, Inc.	219,000	4,861,662
Ono Pharmaceutical Co. Ltd.	89,000	5,310,141
Rohm Co. Ltd.	107,000	5,581,635
Seven & I Holdings Co. Ltd.	345,100	9,673,188
Sony Corp.	288,400	5,520,549
Sumitomo Mitsui Financial Group, Inc.	212,398	5,984,438
Taisho Pharmaceutical Co. Ltd.(b)	136,000	3,339,608
Takeda Pharmaceutical Co. Ltd.	191,300	9,073,024
The Akita Bank Ltd.	218,000	713,079
Tokio Marine Holdings, Inc.	271,500	6,880,622
Toyota Motor Corp.	269,300	9,231,385
		145,046,584
Mexico – 1.23%
America Movil Sab De Cv – ADR	109,498	2,417,716
Cemex SAB de CV – ADR(a)	1,023,659	3,234,762
		5,652,478

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Institutional International Equity Fund

SCHEDULE OF INVESTMENTS — September 30, 2011  – (continued)

	Shares	Value
Netherlands – 7.40%
Aegon NV(a)	1,235,762	$5,008,997
Koninklijke Ahold NV	746,752	8,781,912
SNS Reaal NV(a)	141,435	350,888
STMicroelectronics NV	933,900	6,103,136
Unilever NV	291,704	9,233,391
Wolters Kluwer NV	275,972	4,478,628
		33,956,952
Portugal – 1.21%
Portugal Telecom SGPS SA	754,817	5,545,598
Singapore – 0.82%
Flextronics International Ltd(a)	665,300	3,745,639
South Korea – 1.73%
Korea Electric Power Corp. – ADR(a)	473,800	4,027,300
SK Telecom Co. Ltd. – ADR	279,200	3,928,344
		7,955,644
Spain – 1.23%
Telefonica SA	295,501	5,663,201
Sweden – 1.13%
Telefonaktiebolaget LM Ericsson	542,200	5,206,211
Switzerland – 6.13%
Swiss Re Ag(a)	237,320	11,132,885
Swisscom AG	16,800	6,834,771
TE Connectivity Ltd	228,272	6,423,57 4
UBS AG(a)	325,637	3,724,822
		28,116,052

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Institutional International Equity Fund

SCHEDULE OF INVESTMENTS — September 30, 2011  – (continued)

	Shares	Value
United Kingdom – 15.88%
AstraZeneca Plc	245,655	$10,902,079
Barclays Plc	1,471,121	3,607,728
BP Plc	1,414,790	8,482,655
GlaxoSmithKline Plc	433,320	8,941,625
ITV Plc(a)	5,099,100	4,663,823
J. Sainsbury Plc	1,769,500	7,534,676
Kingfisher Plc	1,442,200	5,537,949
Marks & Spencer Group Plc	1,489,419	7,252,825
Vodafone Group Plc	2,666,000	6,871,056
Wm. Morrison Supermarkets Plc	1,500,511	6,765,429
Wolseley	91,829	2,278,460
		72,838,305
TOTAL COMMON STOCKS (Cost $559,829,847)		$440,158,583
PREFERRED STOCKS – 1.77%
Brazil – 1.77%
Brasil Telecom SA	23,640	412,754
Petroleo Brasileiro SA	328,120	6,798,647
Tele Norte Leste Participacoes SA – ADR	92,800	884,384
TOTAL PREFERRED STOCKS (Cost $14,194,793)		$8,095,785

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Institutional International Equity Fund

SCHEDULE OF INVESTMENTS — September 30, 2011  – (continued)

	Principal Amount	Value
SHORT TERM INVESTMENTS – 0.72%
Repurchase Agreements – 0.72%
State Street Bank and Trust Repurchase Agreement, (Dated 9/30/11), due 10/1/11, 0.01%, [Collateralized by $3,310,000 United States Treasury Bill, 5/15/13, 1.375% (Market Value $3,385,886)] (proceeds $3,318,212)	$3,318,209	$3,318,209
TOTAL SHORT TERM INVESTMENTS (Cost $3,318,209)		$3,318,209
Total Investments (Cost $577,342,849) – 98.37%		$451,572,577
Other Assets in Excess of Liabilities – 1.63%		7,482,681
TOTAL NET ASSETS – 100.00%		$459,055,258

Percentages are stated as a percent of net assets.

ADR	American Depository Receipt
(a)	Non-income producing security.
(b)	The price for this security was derived from an estimate of fair market value pursuant to procedures approved by the Fund’s Board of Trustees. This security represents $3,339,608 or 0.73% of the Fund’s net assets.

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Institutional International Equity Fund

SCHEDULE OF INVESTMENTS BY INDUSTRY — September 30, 2011

Air Freight & Logistics	0.89%
Automobiles	4.10%
Capital Markets	1.40%
Commercial Banks	7.62%
Commercial Services & Supplies	1.02%
Communications Equipment	2.34%
Construction Materials	2.43%
Diversified Financial Services	0.08%
Diversified Telecommunication Services	15.39%
Electric Utilities	1.93%
Electronic Equipment, Instruments & Components	3.80%
Food & Staples Retailing	8.91%
Food Products	2.01%
Household Durables	1.20%
Insurance	7.28%
Media	1.99%
Multiline Retail	1.58%
Office Electronics	1.23%
Oil, Gas & Consumable Fuels	7.96%
Pharmaceuticals	14.28%
Semiconductors & Semiconductor Equipment	2.55%
Specialty Retail	1.21%
Tobacco	1.15%
Trading Companies & Distributors	0.50%
Wireless Telecommunication Services	3.03%
COMMON STOCKS	95.88%
Diversified Telecommunication Services	0.29%
Oil, Gas & Consumable Fuels	1.48%
PREFERRED STOCKS	1.77%
SHORT TERM INVESTMENTS	0.72%
TOTAL INVESTMENTS	98.37%
Other Assets in Excess of Liabilities	1.63%
TOTAL NET ASSETS	100.00%

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Institutional Global Equity Fund

SCHEDULE OF INVESTMENTS — September 30, 2011

	Shares	Value
COMMON STOCKS – 98.64%
Automobiles – 3.52%
Honda Motor Co. Ltd.	15,700	$459,929
Toyota Motor Corp.	24,200	829,556
		1,289,485
Beverages – 1.26%
Pepsico, Inc.	7,470	462,393
Building Products – 0.65%
Masco Corp.	33,400	237,808
Commercial Banks – 7.79%
BB&T Corp.	12,800	273,024
Intesa Sanpaolo SpA	98,256	154,089
Intesa Sanpaolo SpA Savings Shares	118,900	152,838
KeyCorp	27,300	161,889
Mitsubishi UFJ Financial Group, Inc.	94,600	434,181
Mizuho Financial Group, Inc.	298,410	436,987
PNC Financial Services Group, Inc.	5,920	285,285
Sumitomo Mitsui Financial Group, Inc.	12,076	340,248
Wells Fargo & Co.	25,369	611,901
		2,850,442
Communications Equipment – 1.55%
Nokia OYJ	29,006	164,022
Telefonaktiebolaget LM Ericsson	42,000	403,284
		567,306
Computers & Peripherals – 2.68%
Hewlett Packard Co.	21,274	477,601
Western Digital Corp.(a)	19,540	502,569
		980,170

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Institutional Global Equity Fund

SCHEDULE OF INVESTMENTS — September 30, 2011  – (continued)

	Shares	Value
Diversified Financial Services – 2.01%
Bank Of America Corp.	57,532	$352,096
Citigroup, Inc.	14,936	382,660
		734,756
Diversified Telecommunication Services – 12.69%
AT&T, Inc.	21,100	601,772
Deutsche Telekom AG	64,200	753,569
France Telecom SA	46,963	768,634
Nippon Telegraph & Telephone Corp.	20,800	996,490
Portugal Telecom SGPS SA	38,800	285,061
Telecom Italia SpA Savings Shares	842,600	819,451
Telefonica SA	15,400	295,137
Telefonos de Mexico SAB de CV – ADR	8,406	125,670
		4,645,784
Electric Utilities – 0.35%
Centrais Electricas Brasileiras SA – ADR	14,500	127,165
Electronic Equipment, Instruments & Components – 3.99%
Corning, Inc.	42,510	525,424
FUJIFILM Holdings Corp.	19,400	450,866
TE Connectivity Ltd	17,200	484,009
		1,460,299
Food & Staples Retailing – 10.38%
Carrefour SA	22,898	521,432
J. Sainsbury Plc	106,000	451,357
Koninklijke Ahold NV	41,800	491,574
Safeway, Inc.	28,450	473,124
Seven & I Holdings Co. Ltd.	28,000	784,843
The Kroger Co.	28,100	617,076
Wm. Morrison Supermarkets Plc	102,000	459,892
		3,799,298

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Institutional Global Equity Fund

SCHEDULE OF INVESTMENTS — September 30, 2011  – (continued)

	Shares	Value
Food Products – 2.43%
Unilever NV	28,100	$889,457
Health Care Equipment & Supplies – 1.19%
Boston Scientific Corp.(a)	73,600	434,976
Household Durables – 1.09%
Sony Corp.	20,800	398,153
Industrial Conglomerates – 1.43%
General Electric Co.	34,310	522,884
Insurance – 7.08%
Aegon NV(a)	60,400	244,822
Marsh & McLennan Companies, Inc.	15,791	419,093
MS&AD Insurance Group Holdings	20,500	446,033
NKSJ Holdings, Inc.	18,250	405,138
Swiss Re Ag(a)	13,900	652,062
Tokio Marine Holdings, Inc.	16,800	425,762
		2,592,910
Media – 1.25%
News Corp.	29,600	457,912
Multiline Retail – 1.06%
Marks & Spencer Group Plc	79,400	386,644
Office Electronics – 2.58%
Canon, Inc.	12,300	558,494
Xerox Corp.	55,600	387,532
		946,026

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Institutional Global Equity Fund

SCHEDULE OF INVESTMENTS — September 30, 2011  – (continued)

	Shares	Value
Oil, Gas & Consumable Fuels – 10.28%
BP Plc	47,000	$281,798
Chesapeake Energy Corp.	29,090	743,250
Chevron Corp.	5,948	550,309
ENI SpA	48,800	858,523
Total SA	19,478	859,355
Valero Energy Corp.	26,509	471,330
		3,764,565
Pharmaceuticals – 15.59%
Astellas Pharma, Inc.	12,600	475,611
AstraZeneca Plc	14,500	643,505
Daiichi Sankyo Co. Ltd.	24,800	516,993
Eli Lilly & Co.	19,500	720,915
GlaxoSmithKline Plc	36,800	759,374
Merck & Co., Inc.	15,999	523,327
Pfizer, Inc.	48,154	851,363
Sanofi-Aventis SA	11,200	736,698
Takeda Pharmaceutical Co. Ltd.	10,100	479,025
		5,706,811
Semiconductors & Semiconductor Equipment – 2.76%
Intel Corp.	32,000	682,560
STMicroelectronics NV	50,100	327,409
		1,009,969
Software – 3.58%
Microsoft Corp.	52,800	1,314,192
Specialty Retail – 1.45%
Lowe’s Cos, Inc.	27,700	535,717
TOTAL COMMON STOCKS (Cost $39,736,583)		$36,115,123

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Institutional Global Equity Fund

SCHEDULE OF INVESTMENTS — September 30, 2011  – (continued)

	Principal Amount	Value
SHORT TERM INVESTMENTS – 0.54%
Repurchase Agreements – 0.54%
State Street Bank and Trust Repurchase Agreement, (Dated 9/30/11), due 10/1/11, 0.01%, [Collateralized by $200,000 United States Treasury Bill, 5/15/13, 1.375% (Market Value $204,585)] (proceeds $195,796)	$195,786	$195,786
TOTAL SHORT TERM INVESTMENTS (Cost $195,786)		$195,786
Total Investments (Cost $39,932,369) – 99.18%		$36,310,909
Other Assets in Excess of Liabilities – 0.82%		300,920
TOTAL NET ASSETS – 100.00%		$36,611,828

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.

ADR American Depository Receipt

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Institutional Global Equity Fund

SCHEDULE OF INVESTMENTS — September 30, 2011

Brazil	0.35%
Finland	0.45%
France	7.88%
Germany	2.06%
Italy	5.42%
Japan	23.05%
Mexico	0.34%
Netherlands	5.34%
Portugal	0.78%
Spain	0.81%
Sweden	1.10%
Switzerland	3.10%
United Kingdom	8.15%
United States	39.81%
COMMON STOCKS	98.64%
SHORT TERM INVESTMENTS	0.54%
TOTAL INVESTMENTS	99.18%
Other Assets in Excess of Liabilities	0.82%
TOTAL NET ASSETS	100.00%

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Institutional Emerging Markets Fund

SCHEDULE OF INVESTMENTS — September 30, 2011

	Shares	Value
COMMON STOCKS – 93.42%
Argentina – 0.33%
Grupo Clarin – GDR(a)	67,028	$365,135
Austria – 1.98%
Erste Group Bank AG	85,419	2,178,517
Brazil – 16.88%
Banco do Brasil SA	75,650	979,296
Banco Santander Brasil SA – ADR	337,641	2,471,531
Brasil Telecom SA – ADR	49,531	316,998
Centrais Electricas Brasileiras SA – ADR	214,515	1,881,296
Cia de Saneamento Basico do Estado de Sao Paulo – ADR	33,150	1,536,503
Cia Paranaense de Energia	58,940	995,891
Embraer SA – ADR	130,374	3,307,589
Itau Unibanco Hold	119,190	1,610,753
Marfrig Alimentos SA	247,542	809,671
Redecard SA	37,440	503,979
Tele Norte Leste Participacoes SA	29,690	324,178
Telecomunicacoes de Sao Paulo SA	60,011	1,587,291
Tim Participacoes SA – ADR	34,735	818,357
Viver Incorporadora e Construtora SA(a)	1,200,533	1,474,927
		18,618,260
China – 13.26%
Chaoda Modern Agriculture Holdings Ltd.(c)	3,433,934	485,056
China Mobile Ltd	297,000	2,903,265
China Resources Power Holdings Co. Ltd.	1,528,409	2,306,912
China Yuchai International Ltd.	79,780	1,163,192
People’s Food Holdings Ltd.	3,045,519	1,496,632
PetroChina Co. Ltd.	161,700	195,867
Sinotrans Limited	10,502,350	2,043,423
Weiqiao Textile Co.	3,098,877	1,484,285
Xinhua Winshare Publishing and Media Co. Ltd.	1,118,450	446,752
Yingde Gases	2,311,000	2,092,420
		14,617,804

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Institutional Emerging Markets Fund

SCHEDULE OF INVESTMENTS — September 30, 2011  – (continued)

	Shares	Value
Czech Republic – 2.32%
Telefonica Czech Republic AS	120,260	$2,558,627
Hong Kong – 2.52%
Dickson Concepts International Ltd.	208,228	100,354
First Pacific Co. Ltd.	3,030,899	2,675,131
		2,775,485
Hungary – 1.66%
Magyar Telekom Telecommunications Plc	820,254	1,825,597
India – 2.56%
Reliance Infrastru	372,410	2,818,696
Israel – 1.96%
Bezeq The Israel Telecommunication Corp. Ltd.	269,300	503,893
Partner Communications Co. Ltd.	132,778	1,258,210
Syneron Medical Ltd.(a)	40,050	396,896
		2,158,999
Kuwait – 0.72%
National Mobile Telecommunication Co. KSC	117,500	797,329
Malaysia – 0.74%
Proton Holdings Bhd	941,100	812,818
Mexico – 5.53%
America Movil Sab De Cv – ADR	74,570	1,646,506
Cemex SAB de CV – ADR(a)	444,714	1,405,296
Fibra Uno Administracion SA de CV	406,230	673,708
Gruma SAB de Cv	748,370	1,303,184
Grupo Televisa SA	249,913	957,168
Grupo Televisa SA – ADR	2,780	10,647
Telefonos de Mexico SAB de CV – ADR	7,131	106,608
		6,103,117
Pakistan – 0.97%
Lucky Cement Ltd.	628,470	542,889
Nishat Mills Ltd.	962,360	524,122
		1,067,011

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Institutional Emerging Markets Fund

SCHEDULE OF INVESTMENTS — September 30, 2011  – (continued)

	Shares	Value
Panama – 1.68%
Banco Latinoamericano de Comercio Exterior SA	121,891	$1,856,400
Philippines – 0.94%
First Philippine Holdings Corp.	841,300	1,035,455
Russia – 4.63%
Gazprom OAO – ADR(a)	271,678	2,594,524
Lukoil OAO – ADR	50,030	2,511,006
		5,105,530
Singapore – 3.00%
Flextronics International Ltd.(a)	514,684	2,897,671
Haw Par Corp. Ltd.	101,100	408,466
		3,306,137
South Africa – 5.46%
JD Group Ltd.	402,359	1,896,333
MTN Group Ltd.	124,690	2,037,021
Standard Bank Group Ltd.	182,450	2,087,402
		6,020,756
South Korea – 13.80%
Hana Financial Group, Inc.	78,160	2,272,620
KB Financial Group, Inc.	28,200	928,023
KB Financial Group, Inc. – ADR	25,337	833,805
Korea Electric Power Corp.(a)	57,350	1,003,538
Korea Electric Power Corp. – ADR(a)	80,820	686,970
Lotte Chilsung Beverage Co. Ltd.	1,300	1,304,116
POSCO	2,640	275,895
POSCO – ADR	18,868	1,971,815
Samsung Electronic	4,020	2,806,992
Shinhan Fin Group	9,310	324,608
Shinhan Financial Group Co. Ltd. – ADR	7,279	498,175
SK Telecom Co. Ltd.	18,320	2,313,618
		15,220,175

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Institutional Emerging Markets Fund

SCHEDULE OF INVESTMENTS — September 30, 2011  – (continued)

	Shares	Value
Taiwan – 2.51%
Novatek Microelect	1,214,000	$2,780,164
Turkey – 6.30%
Dogus Otomotiv Servis ve Ticaret AS(a)	697,566	1,574,429
Selcuk Ecza Deposu Ticaret ve Sanayi A.S.	1,066,021	987,095
Turkiye Garanti Bankasi	446,310	1,727,131
Turkiye Vakiflar Bankasi Tao	1,339,200	2,669,434
		6,958,089
United Arab Emirates – 2.09%
Air Arabia	13,580,400	2,304,588
TOTAL COMMON STOCKS (Cost $129,718,253)		$101,284,689
PARTICIPATORY NOTES – 1.58%
Saudi Arabia – 1.58%
Etihad Etisalat Co.(a)(b)(c)	123,000	1,738,214
TOTAL PARTICIPATORY NOTES (Cost $1,722,655)		$1,738,214
PREFERRED STOCKS – 4.93%
Argentina – 0.33%
Nortel Inversora SA(a)	16,356	$377,824
Brazil – 3.12%
Brasil Telecom SA	20,411	356,376
Cia Energetica do Ceara	45,850	792,758
Petroleo Brasileiro SA	110,792	2,295,611
		3,444,745
South Korea – 1.46%
Hyundai Motor Co.	29,920	1,613,143
TOTAL PREFERRED STOCKS (Cost $6,838,418)		$5,435,712

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Institutional Emerging Markets Fund

SCHEDULE OF INVESTMENTS — September 30, 2011  – (continued)

	Principal Amount	Value
SHORT TERM INVESTMENTS – 1.49%
Money Market Fund – 1.49%
Northern Institutional Treasury Portfolio, 0.010%	$1,641,842	$1,641,842
TOTAL SHORT TERM INVESTMENTS (Cost $1,641,842)		$1,641,842
Total Investments (Cost $139,921,168) – 99.84%		$110,100,457
Other Assets in Excess of Liabilities – 0.16%		178,741
TOTAL NET ASSETS – 100.00%		$110,279,198

Percentages are stated as a percent of net assets.

GDR	Global Depository Receipt
ADR	American Depository Receipt
(a)	Non-income producing security.
(b)	Represents the underlying security of a participatory note with HSBC Bank Plc. The note has a maturity date of April 2, 2012.
(c)	The price for these securities was derived from an estimate of fair market value pursuant to procedures approved by the Fund’s Board of Trustees. These securities represent $2,223,270 or 2.02% of the Fund’s net assets.

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Institutional Emerging Markets Fund

SCHEDULE OF INVESTMENTS BY INDUSTRY — September 30, 2011 (Unaudited)

Aerospace & Defense	3.00%
Air Freight & Logistics	1.85%
Airlines	2.09%
Automobiles	0.74%
Beverages	1.18%
Chemicals	1.90%
Commercial Banks	18.53%
Construction Materials	1.77%
Distributors	1.83%
Diversified Financial Services	2.43%
Diversified Telecommunication Services	6.55%
Electric Utilities	7.64%
Electronic Equipment, Instruments & Components	2.63%
Food Products	3.71%
Health Care Equipment & Supplies	0.36%
Health Care Providers & Services	0.90%
Household Durables	1.34%
Independent Power Producers & Energy Traders	2.09%
Industrial Conglomerates	0.37%
IT Services	0.46%
Machinery	1.05%
Media	1.21%
Metals & Mining	2.04%
Oil, Gas & Consumable Fuels	4.81%
Real Estate Investment Trust	0.61%
Semiconductors & Semiconductor Equipment	5.07%
Specialty Retail	1.81%
Textiles, Apparel & Luxury Goods	1.82%
Water Utilities	1.39%
Wireless Telecommunication Services	12.24%
COMMON STOCKS	93.42%
Automobiles	1.46%
Diversified Telecommunication Services	0.67%
Electric Utilities	0.72%
Oil, Gas & Consumable Fuels	2.08%
PREFERRED STOCKS	4.93%
SHORT TERM INVESTMENTS	1.49%
TOTAL INVESTMENTS	99.84%
Other Assets in Excess of Liabilities	0.16%
TOTAL NET ASSETS	100.00%

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Institutional Core Plus Fixed Income Fund

SCHEDULE OF INVESTMENTS — September 30, 2011

	Principal Amount	Value
FEDERAL AND FEDERALLY SPONSORED CREDITS – 12.04%
Federal National Mortgage Association – 5.39%
Pool #983284, 5.500%, 05/01/2038	$800,000	$869,425
5.000%, 10/01/2019(d)	550,000	591,078
		1,460,503
Fannie Mae Interest Only Strip – 0.82%
5.500%, 01/01/2036	739,012	117,021
6.000%, 06/01/2036	730,007	105,879
		222,900
Freddie Mac Mortgage – 5.83%
Pool #G0-6018, 6.500%, 04/01/2039	467,242	519,729
Pool #A9-3505, 4.500%, 08/01/2040	1,000,000	1,059,355
		1,579,084
TOTAL FEDERAL AND FEDERALLY SPONSORED CREDITS (Cost $3,316,267)		$3,262,487
OTHER MORTGAGE RELATED SECURITIES – 12.57%
Collateralized Mortgage Obligations – 2.42%
Wells Fargo Mortgage Backed Securities Trust
Series 2004-DD, 2.737%, 01/25/2035	775,000	$648,344
Series 2006-AR14, 5.876%, 10/25/2036	7,263	6,552
		654,896
Near Prime Mortgage – 8.11%
Banc of America Funding Corp.
Series 2006-H, 3.223%, 09/20/2046	83,236	57,266
Bear Stearns Adjustable Rate Mortgage Trust
Series 2005-10, 2.727%, 10/25/2035	854,999	703,663
Bear Stearns Alt-A Trust
Series 2004-11, 0.915%, 11/25/2034	445,649	332,940
Series 2005-7, 0.505%, 08/25/2035	473,780	350,983
Countrywide Home Loan Mortgage Pass Through Trust
Series 2006-HYB1, 2.684%, 03/20/2036	64,410	31,051
First Horizon Alternative Mortgage Securities
Series 2004-FA2, 6.000%, 01/25/2035	30,498	30,361

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Institutional Core Plus Fixed Income Fund

SCHEDULE OF INVESTMENTS — September 30, 2011  – (continued)

	Principal Amount	Value
Merrill Lynch Mortgage Investors, Inc.
Series 2005-A9, 2.762%, 12/25/2035	$230,322	$178,776
Opteum Mortgage Acceptance Corp.
Series 2005-3, 0.525%, 07/25/2035	373,515	281,001
WaMu Mortgage Pass Through Certificates
Series 2007-HY2, 3.030%, 11/25/2036	76,382	55,678
Wells Fargo Alternative Loan Trust
Series 2007-PA5, 6.000%, 11/25/2022	128,957	120,681
Series 2007-PA5, 6.250%, 11/25/2037	66,998	55,198
		2,197,598
Sub-Prime Mortgages – 2.04%
Accredited Mortgage Loan Trust
Series 2006-2, 0.385%, 09/25/2036	567,861	421,819
Countrywide Asset-Backed Certificates
Series 2004-10, 1.285%, 12/25/2034	115,013	25,889
JP Morgan Mortgage Acquisition Corp.
Series 2006-NC1, 0.405%, 04/25/2036	162,732	107,504
		555,212
TOTAL OTHER MORTGAGE RELATED SECURITIES (Cost $3,356,420)		$3,407,706
US GOVERNMENTS – 13.71%
Sovereign – 13.71%
United States Treasury Bond
4.750%, 02/15/2037(e)	325,000	$436,516
United States Treasury Note
4.500%, 02/15/2016(e)	275,000	318,678
3.375%, 11/15/2019	2,610,000	2,959,901
TOTAL US GOVERNMENTS (Cost $3,342,733)		$3,715,095

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Institutional Core Plus Fixed Income Fund

SCHEDULE OF INVESTMENTS — September 30, 2011  – (continued)

	Shares	Value
COMMON STOCKS – 0.04%
Paper & Forest Products – 0.04%
AbitibiBowater, Inc.(a)	632	$9,480
Abitibi-Consolidated(a)(c)	80,000	—
Quad/Graphics, Inc.	208	3,759
Quebecor World(a)(c)	140,000	—
		13,239
Semiconductors – 0.00%
Magnachip Semiconductor Corp.(a)	22	146
TOTAL COMMON STOCKS (Cost $66,462)		$13,385
PREFERRED STOCKS – 0.04%
Diversified Financial Services – 0.04%
Ally Financial, Inc., 7.000%(b)	16	$10,716
TOTAL PREFERRED STOCKS (Cost $0)		$10,716

	Principal Amount	Value
ASSET BACKED SECURITIES – 5.24%
Student Loan – 5.24%
National Collegiate Student Loan Trust
Series A-4, 0.540%, 10/25/2033	$410,000	$191,561
SLM Student Loan Trust
Series 2004-B, 0.677%, 03/15/2024	260,000	207,382
Series 2004-B, 0.777%, 09/15/2033	300,000	244,416
Series 2005-A, 0.657%, 12/15/2038	400,000	300,443
Series 2006-A, 0.637%, 06/15/2039	275,000	223,545
Series 2007-A, 0.587%, 12/15/2041	350,000	252,530
TOTAL ASSET BACKED SECURITIES (Cost $1,440,123)		$1,419,877
CORPORATE BONDS – 52.09%
Advertising – 0.99%
The Interpublic Group of Companies, Inc.
6.250%, 11/15/2014	$255,000	$269,025

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Institutional Core Plus Fixed Income Fund

SCHEDULE OF INVESTMENTS — September 30, 2011  – (continued)

	Principal Amount	Value
Automobile Parts & Equipment – 0.23%
American Axle & Manufacturing, Inc.
5.250%, 02/11/2014	$65,000	$61,100
Banks & Thrifts – 12.00%
Ally Financial, Inc.
7.500%, 12/31/2013	15,000	15,225
6.750%, 12/01/2014	650,000	621,564
8.000%, 12/31/2018	18,000	16,380
Banco Santander Chile
7.375%, 07/18/2012	23,700	24,469
Citigroup, Inc.
6.125%, 11/21/2017	235,000	251,114
6.875%, 03/05/2038	235,000	255,145
Fifth Third Bancorp
8.250%, 03/01/2038	175,000	209,354
First Horizon National Corp.
5.375%, 12/15/2015	130,000	131,579
JP Morgan Chase & Co.
7.900%, 04/30/2049	540,000	556,206
KeyCorp
6.500%, 05/14/2013	110,000	117,333
M&I Marshall & Ilsley Bank
5.000%, 01/17/2017	450,000	474,545
National City Corp.
4.900%, 01/15/2015	235,000	254,967
Regions Financial Corp.
5.750%, 06/15/2015	205,000	196,800
The Goldman Sachs Group, Inc.
7.500%, 02/15/2019	115,000	128,331
		3,253,012
Building Materials – 4.18%
CRH America Corp.
6.000%, 09/30/2016	160,000	171,363
Masco Corp.
6.125%, 10/03/2016	305,000	297,430
Mohawk Industries, Inc.
6.875%, 01/15/2016	255,000	263,288

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Institutional Core Plus Fixed Income Fund

SCHEDULE OF INVESTMENTS — September 30, 2011  – (continued)

	Principal Amount	Value
Owens Corning
6.500%, 12/01/2016	$125,000	$134,842
USG Corp.
6.300%, 11/15/2016	365,000	267,363
		1,134,286
Chemical – 1.49%
Lyondell Chemical Co.
11.000%, 05/01/2018	375,000	405,000
Consumer Products – 1.08%
Spectrum Brands, Inc.
9.500%, 06/15/2018(b)	275,000	292,875
Containers & Packaging – 0.80%
Sealed Air Corp.
7.875%, 06/15/2017	205,000	215,654
Diversified Financial Services – 6.12%
American International Group, Inc.
6.400%, 12/15/2020	300,000	305,637
Bank of America Corp.
3.750%, 07/12/2016	180,000	163,766
Countrywide Financial Corp.
5.800%, 06/07/2012	455,000	456,310
Ford Motor Credit Co. LLC
7.000%, 10/01/2013	250,000	262,529
International Lease Finance Corp.
6.625%, 11/15/2013	285,000	276,450
SLM Corp.
5.000%, 10/01/2013	200,000	195,776
		1,660,468
Electric Utilities – 9.14%
Ameren Corp.
8.875%, 05/15/2014	300,000	339,339
Arizona Public Service Co.
8.750%, 03/01/2019	340,000	427,004

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Institutional Core Plus Fixed Income Fund

SCHEDULE OF INVESTMENTS — September 30, 2011  – (continued)

	Principal Amount	Value
Commonwealth Edison Co.
5.900%, 03/15/2036	$175,000	$209,630
EDP Finance BV
4.900%, 10/01/2019(b)	400,000	289,130
FirstEnergy Corp.
7.375%, 11/15/2031	430,000	530,337
Nisource Finance Corp.
5.250%, 09/15/2017	285,000	309,195
Oncor Electric Delivery Co. LLC
6.375%, 01/15/2015	30,000	34,299
7.000%, 09/01/2022	175,000	220,529
PPL Energy Supply LLC
6.500%, 05/01/2018	100,000	116,975
		2,476,438
Energy – 0.80%
Valero Energy Corp.
9.375%, 03/15/2019	170,000	217,851
Equipment – 0.14%
Continental Airlines 2007-1 Class A Pass Through Trust
Series 2007-1, 5.983%, 04/19/2022	37,881	38,070
Food, Beverage & Tobacco – 2.42%
Altria Group, Inc.
9.700%, 11/10/2018	150,000	198,779
Chiquita Brands International, Inc.
7.500%, 11/01/2014	70,000	69,125
Pilgrim’s Pride Corp.
7.875%, 12/15/2018(b)	230,000	175,375
Tyson Foods, Inc.
6.850%, 04/01/2016	195,000	212,062
		655,341
Homebuilders – 3.73%
Centex Corp.
6.500%, 05/01/2016	80,000	76,000
Lennar Corp.
5.600%, 05/31/2015	290,000	263,900

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Institutional Core Plus Fixed Income Fund

SCHEDULE OF INVESTMENTS — September 30, 2011  – (continued)

	Principal Amount	Value
Pulte Group, Inc.
5.200%, 02/15/2015	$440,000	$398,200
Toll Brothers Finance Corp.
5.150%, 05/15/2015	270,000	272,301
		1,010,401
Insurance – 1.42%
CNA Financial Corp.
7.350%, 11/15/2019	125,000	138,424
5.875%, 08/15/2020	110,000	113,025
Marsh & McLennan Cos, Inc.
5.750%, 09/15/2015	120,000	133,668
		385,117
Leisure Time – 0.47%
Royal Caribbean Cruises Ltd.
7.000%, 06/15/2013	125,000	127,188
Media – 0.66%
The McGraw Hill Cos, Inc.
5.900%, 11/15/2017	15,000	16,221
Virgin Media Finance Plc
9.500%, 08/15/2016	150,000	162,000
		178,221
Oil & Gas – 3.18%
Anadarko Petroleum Corp.
5.950%, 09/15/2016	435,000	475,803
El Paso Corp.
7.000%, 06/15/2017	90,000	100,815
Transocean, Inc.
5.250%, 03/15/2013	275,000	286,441
		863,059
Retail – 0.73%
Marks & Spencer PLC
7.125%, 12/01/2037(b)	185,000	198,208

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Institutional Core Plus Fixed Income Fund

SCHEDULE OF INVESTMENTS — September 30, 2011  – (continued)

	Principal Amount	Value
Technology, Equipment & Services – 0.55%
Unisys Corp.
12.500%, 01/15/2016	$140,000	$149,100
Telecommunications – 1.96%
Telecom Italia Capital SA
6.999%, 06/04/2018	85,000	85,172
Verizon New York, Inc.
6.875%, 04/01/2012	430,000	442,496
		527,668
TOTAL CORPORATE BONDS (Cost $13,206,458)		$14,118,082

	Contracts	Value
WARRANTS – 0.00%
Semiconductors – 0.00%
MagnaChip Semiconductor Corp.
Expiration Date: November 2014, Exercise Price: $1.97(c)	870	$—
TOTAL WARRANTS (Cost $8,748)		$—

	Principal Amount	Value
SHORT TERM INVESTMENTS – 5.04%
COMMERCIAL PAPER – 2.21%
General Electric Commercial Paper
0.100%, 12/13/11	$599,877	$599,877
Repurchase Agreements – 2.83%
State Street Bank and Trust Repurchase Agreement, (Dated 9/30/2011), due 10/1/11, 0.01%, [Collateralized by $765,000 United States Treasury Bill, 5/15/2013, 1.375% (Market Value $782,539] (proceeds $765,972)	765,971	765,971
TOTAL SHORT TERM INVESTMENTS (Cost $1,365,910)		$1,365,848
Total Investments (Cost $26,103,756) – 100.77%		$27,313,196
Liabilities in Excess of Other Assets – (0.77)%		(208,220)
TOTAL NET ASSETS – 100.00%		$27,104,976

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Institutional Core Plus Fixed Income Fund

SCHEDULE OF INVESTMENTS — September 30, 2011  – (continued)

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Security was purchased exempt from registration in the U.S. pursuant to Rule 144A of the Securities Act of 1933 (the “Act”) or was acquired in a private placement, and, unless registered under the Act, may only be sold to “qualified institutional buyers” (as defined in the Act or pursuant to another exemption from registration.) The market values of these securities total $966,304, which represents 3.57% of total net assets.
(c)	The prices for these securities were derived from an estimate of fair market value pursuant to procedures approved by the Fund’s Board of Trustees. These securities represent $0 or 0.00% of the Fund’s net assets.
(d)	Security purchased on a delayed delivery or when-issued basis. Rate shown is as of issue date.
(e)	Security pledged as collateral for when-issue purchase commitments outstanding as of September 30, 2011.

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Investment Trust

STATEMENT OF ASSETS AND LIABILITIES — September 30, 2011

	Brandes Institutional International Equity Fund	Brandes Institutional Global Equity Fund	Brandes Institutional Emerging Markets Fund	Brandes Institutional Core Plus Fixed Income Fund
ASSETS
Investments in securities, at value(1)	$451,572,577	$36,310,909	$110,100,457	$27,313,196
Foreign currency(1)	166,070	55,937	54,231	—
Receivables:
Securities sold	49,360	—	—	—
Fund shares sold	4,928,873	204,813	390,573	123,620
Dividends and interest	3,561,696	189,584	1,202,700	320,587
Tax reclaims	862,773	14,894	2,992	—
Due from Advisor	—	—	—	9,820
Prepaid expenses and other assets	63,336	25,996	37,882	7,112
Total Assets	461,204,685	36,802,133	111,788,835	27,774,335
LIABILITIES
Payables:
Securities purchased	—	119,871	1,236,459	594,095
Fund shares redeemed	1,571,519	1,320	101,042	1,007
Due to advisor	399,935	3,481	58,735	—
12b-1 fee	—	2	8,474	—
Trustee fees	15,621	18,027	17,778	17,809
Dividends payable	—	—	—	14,202
Accrued expenses	162,352	47,604	87,149	42,246
Total Liabilities	2,149,427	190,305	1,509,637	669,359
NET ASSETS	$459,055,258	$36,611,828	$110,279,198	$27,104,976
COMPONENTS OF NET ASSETS
Paid-in capital	$650,703,459	$37,252,738	$135,684,280	$25,225,899
Undistributed net investment income	19,335,345	861,262	914,297	95,583
Accumulated net realized gain (loss) on investments and foreign currency	(85,261,416)	2,120,393	3,535,312	574,054
Net unrealized appreciation (depreciation) on:
Investments	(125,774,561)	(3,622,057)	(29,820,686)	1,209,440
Foreign currency	52,431	(508)	(34,005)	—
Total Net Assets	$459,055,258	$36,611,828	$110,279,198	$27,104,976

The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust

STATEMENT OF ASSETS AND LIABILITIES — September 30, 2011  – (continued)

	Brandes Institutional International Equity Fund	Brandes Institutional Global Equity Fund	Brandes Institutional Emerging Markets Fund	Brandes Institutional Core Plus Fixed Income Fund
Net asset value, offering price and redemption proceeds per share
Class I Shares
Net Assets	$454,695,122	$36,408,094	$71,884,806	$23,259,580
Shares outstanding (unlimited shares authorized without par value)	34,994,988	1,894,492	9,144,770	2,486,359
Offering and redemption price	$12.99	$19.22	$7.86	$9.35
Class E Shares
Net Assets	$4,360,058	$192,988	N/A	$3,845,396
Shares outstanding (unlimited shares authorized without par value)	336,103	10,090	N/A	410,634
Offering and redemption price	$12.97	$19.13	N/A	$9.36
Class S Shares
Net Assets	$78	$10,746	$38,394,392	N/A
Shares outstanding (unlimited shares authorized without par value)	6	560	4,890,269	N/A
Offering and redemption price	$13.00 *	$19.19 *	$7.85	N/A
(1) Cost of:
Investments in securities	$577,342,849	$39,932,369	$139,921,168	$26,103,756
Foreign currency	170,359	56,533	54,206	—

*	Differences in the calculation of the offering and redemption prices are due to rounding of the Net Assets and the shares outstanding.

The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust

STATEMENT OF OPERATIONS — For the Periods Ended September 30, 2011

	Brandes Institutional International Equity Fund	Brandes Institutional Global Equity Fund	Brandes Institutional Emerging Markets Fund*	Brandes Institutional Core Plus Fixed Income Fund
INVESTMENT INCOME
Income
Dividend income	$30,047,358	$1,541,801	$2,524,126	$1,204
Less: foreign taxes withheld	(3,546,296)	(130,081)	(223,257)	—
Interest income	77,332	103	948	1,514,617
Income from securities lending	432,007	—	—	—
Miscellaneous income	—	—	1,119	—
Total income	27,010,401	1,411,823	2,302,936	1,515,821
Expenses
Advisory fees (Note 3)	7,252,466	341,937	626,597	94,649
Custody fees	115,460	7,457	27,855	4,773
Administration fees (Note 3)	217,618	12,787	19,567	7,991
Insurance expense	62,261	4,086	1,712	2,440
Legal fees	42,891	43,074	19,332	43,054
Printing fees	57,386	6,404	12,120	2,400
Miscellaneous	130,467	8,784	9,323	6,025
Registration expense	50,611	40,231	16,207	31,836
Trustee fees	68,626	60,707	46,435	60,329
Transfer agent fees	150,574	46,060	53,387	34,934
12b-1 Fees – Class S	—	14	56,174	—
Shareholder Service Fees – Class E	5,489	—	—	6,530
Shareholder Service Fees – Class I	—	—	—	3,947
Accounting fees	124,353	15,407	19,223	16,687
Auditing fees	30,100	28,253	28,375	28,258
Organizational costs	—	—	19,194	—
Total expenses	8,308,302	615,201	955,501	343,853
Less reimbursement / waiver	—	(187,218)	(163,603)	(204,045)
Total expenses net of reimbursement / waiver	8,308,302	427,983	791,898	139,808
Net investment income	18,702,099	983,840	1,511,038	1,376,013
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investments	(35,480,644)	2,361,126	(194,805)	831,675
In-kind redemptions	—	—	(942,195)	—
Payments by Affiliate	—	—	5,862	—
Foreign currency transactions	215,418	12,007	(279,291)	—
Net realized gain (loss)	(35,265,226)	2,373,133	(1,410,429)	831,675
Net change in unrealized appreciation on:
Investments and foreign currency	(36,115,793)	(5,398,488)	(29,820,686)	(1,142,879)
Foreign currency transactions	(2,175)	(1,811)	(34,005)	—
Net unrealized depreciation	(36,117,968)	(5,400,299)	(29,854,691)	(1,142,879)
Net realized and unrealized loss on investments and foreign currency transactions	(71,383,194)	(3,027,166)	(31,265,120)	(311,204)
Net increase (decrease) in net assets resulting from operations	$(52,681,095)	$(2,043,326)	$(29,754,082)	$1,064,809

*	Commenced operations on January 31, 2011.

The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust

STATEMENTS OF CHANGES IN NET ASSETS

	Brandes Institutional International Equity Fund		Brandes Institutional Global Equity Fund		Brandes Institutional Emerging Markets Fund*	Brandes Institutional Core Plus Fixed Income Fund
	Year Ended September 30, 2011	Year Ended September 30, 2010	Year Ended September 30, 2011	Year Ended September 30, 2010	Period Ended September 30, 2011	Year Ended September 30, 2011	Year Ended September 30, 2010
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$18,702,099	$16,157,155	$983,840	$775,052	$1,511,038	$1,376,013	$1,534,094
Net realized gain (loss) on:
Investments	(35,480,644)	(15,577,773)	2,361,126	2,595,495	(194,805)	831,675	348,884
In-kind redemptions	—	(31,914,754)	—	—	(942,195)	—	—
Payments by Affiliate	—	—	—	—	5,862	—	—
Foreign currency transactions	215,418	(160,909)	12,007	(804)	(279,291)	—	—
Net unrealized appreciation (depreciation) on:
Investments	(36,115,793)	34,875,688	(5,398,488)	(1,818,634)	(29,820,686)	(1,142,879)	1,431,600
Foreign currency transactions	(2,175)	(20,377)	(1,811)	(77)	(34,005)	—	—
Net increase (decrease) in net assets resulting from operations	(52,681,095)	3,359,030	(2,043,326)	1,551,032	(29,754,082)	1,064,809	3,314,578
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
Class E	(50,227)	(2,220)	(3,136)	(1,959)	N/A	(130,917)	(117,303)
Class I	(17,285,049)	(12,352,169)	(792,321)	(665,678)	—	(1,269,592)	(1,253,986)
From net realized gains
Class E	—	—	(7,671)	—	N/A	(52,278)	—
Class I	—	—	(1,937,987)	—	—	(438,040)	—
Decrease in net assets from distributions	(17,335,276)	(12,354,389)	(2,741,115)	(667,637)	—	(1,890,827)	(1,371,289)

The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust

STATEMENTS OF CHANGES IN NET ASSETS  – (continued)

	Brandes Institutional International Equity Fund		Brandes Institutional Global Equity Fund		Brandes Institutional Emerging Markets Fund*	Brandes Institutional Core Plus Fixed Income Fund
	Year Ended September 30, 2011	Year Ended September 30, 2010	Year Ended September 30, 2011	Year Ended September 30, 2010	Period Ended September 30, 2011	Year Ended September 30, 2011	Year Ended September 30, 2010
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	143,394,173	286,051,562	4,364,262	5,791,248	204,933,462	6,116,803	5,290,168
Net asset value of shares issued on reinvestment of distributions	16,171,707	11,766,419	2,710,026	658,462	—	1,633,598	1,219,355
Cost of shares redeemed	(403,096,490)	(383,317,760)	(6,755,970)	(3,781,630)	(64,900,182)	(7,360,668)	(5,751,698)
Net increase (decrease) in net assets from capital share transactions	(243,530,610)	(85,499,779)	318,318	2,668,080	140,033,280	389,733	757,825
Total Increase (Decrease) in net assets	(313,546,981)	(94,495,138)	(4,466,123)	3,551,475	110,279,198	(436,285)	2,701,114
NET ASSETS
Beginning of the Period	772,602,239	867,097,377	41,077,951	37,526,476	—	27,541,261	24,840,147
End of the Period	$459,055,258	$772,602,239	$36,611,828	$41,077,951	$110,279,198	$27,104,976	$27,541,261
Undistributed net investment income	$19,335,345	$15,996,246	$861,262	$660,872	$914,297	$95,583	$28,776

*	Commenced operations on January 31, 2011.

The accompanying notes to financial statements are an integral part of this statement.

[This Page Intentionally Left Blank]

Brandes Investment Trust

FINANCIAL HIGHLIGHTS
For a capital share outstanding for the period ended:

	Net asset value, beginning of period	Net investment income		Net realized and unrealized gain/(loss) on investments	Net increase from payments by affiliates		Total from investment operations	Dividends from net investment income	Dividends from net realized gains
Brandes Institutional International Equity Fund
Class I
9/30/2011	$14.92	0.40	(5)	(1.98)	—		(1.58)	(0.35)	—
9/30/2010	$15.24	0.32	(5)	(0.38)	—		(0.06)	(0.26)	—
9/30/2009	$17.43	0.26		(0.80)	—		(0.54)	(0.47)	(1.18)
9/30/2008	$26.51	0.61		(5.95)	—		(5.34)	(0.45)	(3.29)
9/30/2007	$24.73	0.40		3.98	—		4.38	(0.32)	(2.28)
Class E
9/30/2011	$14.91	0.37	(5)	(1.96)	—		(1.59)	(0.35)	—
9/30/2010	$15.24	0.33	(5)	(0.40)	—		(0.07)	(0.26)	—
10/6/2008(3) – 9/30/2009	$16.03	0.32		0.54	—		0.86	(0.47)	(1.18)
Class S
1/31/2011(3) – 9/30/2011	$15.74	0.26	(5)	(3.00)	—		(2.74)	—	—
Brandes Institutional Global Equity Fund
Class I
9/30/2011	$21.76	0.51	(5)	(1.53)	—		(1.02)	(0.44)	(1.08)
9/30/2010	$21.24	0.42	(5)	0.48	—		0.90	(0.38)	—
10/6/2008(3) – 9/30/2009	$20.00	0.39		0.94	—		1.33	(0.09)	—
Class E
9/30/2011	$21.73	0.51	(5)	(1.59)	—		(1.08)	(0.44)	(1.08)
9/30/2010	$21.25	0.37	(5)	0.50	—		0.87	(0.39)	—
10/6/2008(3) – 9/30/2009	$20.00	0.40		0.94	—		1.34	(0.09)	—
Class S
1/31/2011(3) – 9/30/2011	$22.34	0.29	(5)	(3.44)	—		(3.15)	—	—
Brandes Institutional Emerging Markets Income Fund
Class I
1/31/2011(3) – 9/30/2011	$10.00	0.15	(5)	(2.29)	—	(7)	(2.14)	—	—
Class S
1/31/2011(3) – 9/30/2011	$10.00	0.14	(5)	(2.29)	—	(7)	(2.15)	—	—
Brandes Institutional Core Plus Fixed Income Fund
Class I
9/30/2011	$9.65	0.49	(5)	(0.12)	—		0.37	(0.50)	(0.17)
9/30/2010	$8.95	0.56	(5)	0.64	—		1.20	(0.50)	—
9/30/2009	$8.69	0.49		0.25	—		0.74	(0.48)	—
12/28/2007(3) – 9/30/2008	$10.00	0.44		(1.33)	0.02		(0.87)	(0.44)	—
Class E
9/30/2011	$9.66	0.47	(5)	(0.12)	—		0.35	(0.48)	(0.17)
9/30/2010	$8.96	0.54	(5)	0.64	—		1.18	(0.48)	—
9/30/2009	$8.70	0.47		0.25	—		0.72	(0.46)	—
5/28/2008(3) – 9/30/2008	$9.99	0.24		(1.31)	0.02		(1.05)	(0.24)	—

(1)	Not annualized.
(2)	Annualized.
(3)	Commencement of operations.
(4)	After fees reimbursed/waived and expenses absorbed or recouped by the Advisor, where applicable.
(5)	Net investment income (loss) per share has been calculated based on average shares outstanding during the period.
(6)	The Funds’ total return includes a voluntary reimbursement by the Advisor for a realized investment loss on a transaction not meeting the Fund’s investment guidelines. The return for the Core Fund Class I and E shares would have been (9.21)% and (10.82)%, respectively. The return for the Emergency Fund Class I and S shares was not affected by the reimbursement. See Note 2K in the Notes to Financial Statements.
(7)	Amount is less than $0.01 per share.

	Net asset value, end of period	Total return		Net assets, end of period (millions)	Ratio of net expenses to average net assets(4)		Ratio of net investment income to average net assets(4)		Ratio of expenses (prior to reimbursements/ waivers) to average net assets		Ratio of net investment income (prior to reimbursements/ waivers) to average net assets		Portfolio turnover rate
Brandes Institutional International Equity Fund
Class I
9/30/2011	$12.99	(10.95)%		$454.7	1.14%		2.58%		1.14%		2.58%		4.99%
9/30/2010	$14.92	(0.37)%		$771.7	1.13%		2.19%		1.13%		2.19%		29.15%
9/30/2009	$15.24	(0.88)%		$867.0	1.16%		2.27%		1.16%		2.27%		19.86%
9/30/2008	$17.43	(23.42)%		$764.4	1.13%		2.76%		1.13%		2.76%		26.40%
9/30/2007	$26.51	18.65%		$1,067.4	1.12%		1.61%		1.12%		1.61%		29.06%
Class E
9/30/2011	$12.97	(11.04)%		$4.4	1.32%		2.40%		1.32%		2.40%		4.99%
9/30/2010	$14.91	(0.44)%		$0.9	1.19%		2.33%		1.19%		2.33%		29.15%
10/6/2008(3) – 9/30/2009	$15.24	7.78	%(1)	$0.1	1.16	%(2)	2.35	%(2)	1.16	%(2)	2.35	%(2)	19.86	%(1)
Class S
1/31/2011(3) – 9/30/2011	$13.00	(17.41	)%(1)	$—	1.30	%(2)	2.54	%(2)	1.30	%(2)	2.54	%(2)	4.99	%(1)
Brandes Institutional Global Equity Fund
Class I
9/30/2011	$19.22	(5.51)%		$36.4	1.00%		2.30%		1.44%		1.86%		23.94%
9/30/2010	$21.76	4.28%		$41.0	1.00%		2.00%		1.41%		1.58%		16.87%
10/6/2008(3) – 9/30/2009	$21.24	6.72	%(1)	$37.4	1.00	%(2)	2.45	%(2)	1.80	%(2)	1.66	%(2)	4.05	%(1)
Class E
9/30/2011	$19.13	(5.80)%		$—	1.25%		2.05%		1.69%		1.62%		23.94%
9/30/2010	$21.73	4.08%		$0.1	1.20%		1.77%		1.41%		1.56%		16.87%
10/6/2008(3) – 9/30/2009	$21.25	6.77	%(1)	$0.1	1.20	%(2)	2.29	%(2)	1.83	%(2)	1.67	%(2)	4.05	%(1)
Class S
1/31/2011(3) – 9/30/2011	$19.19	(14.10	)%(1)	$—	1.25	%(2)	2.05	%(2)	1.69%	(2)	1.61	%(2)	23.94	%(1)
Brandes Institutional Emerging Markets Income Fund
Class I
1/31/2011(3) – 9/30/2011	$7.86	(21.40	)%(1),(6)	$71.9	1.12%		2.38%		1.36%		2.13%		94.70	%(1)
Class S
1/31/2011(3) – 9/30/2011	$7.85	(21.50	)%(1),(6)	$38.4	1.37	%(2)	2.13	%(2)	1.61	%(2)	1.88	%(2)	94.70	%(1)
Brandes Institutional Core Plus Fixed Income Fund
Class I
9/30/2011	$9.35	3.94%		$23.2	0.50%		5.11%		1.25%		4.36%		91.18%
9/30/2010	$9.65	13.73%		$24.8	0.50%		5.97%		1.25%		5.22%		150.89%
9/30/2009	$8.95	9.07%		$23.9	0.50%		5.97%		2.20%		4.27%		22.06%
12/28/2007(3) – 9/30/2008	$8.69	(9.00	)%(1),(6)	$4.7	0.50	%(2)	6.04	%(2)	7.93	%(2)	-1.39	%(2)	404.25	%(1)
Class E
9/30/2011	$9.36	3.72%		$3.8	0.70%		4.90%		1.48%		4.12	%(2)	91.18%
9/30/2010	$9.66	13.47%		$2.7	0.70%		5.77%		1.48%		4.99%		150.89%
9/30/2009	$8.96	8.86%		$1.0	0.70%		5.95%		1.84%		4.81%		22.06%
5/28/2008(3) – 9/30/2008	$8.70	(10.62	)%(1),(6)	$0.0	0.70	%(2)	8.54	%(2)	7.19	%(2)	2.05	%(2)	404.25	%(1)

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS

NOTE 1 – ORGANIZATION

The Brandes Institutional International Equity Fund (the “International Fund”), the Brandes Institutional Global Equity Fund (the “Global Fund”), the Brandes Institutional Emerging Markets Fund (the “Emerging Markets Fund) and the Brandes Institutional Core Plus Fixed Income Fund (the “Core Plus Fund”) (each a “Fund” and collectively the “Funds”) are series of Brandes Investment Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940 (the “1940 Act”) as a diversified, open-end management investment company. The International Fund, Global Fund and Emerging Markets Funds began operations on January 2, 1997, October 6, 2008 and January 31, 2011, respectively. Prior to January 31, 2011, the Emerging Markets Fund was managed as a private investment fund with an investment objective, investment policies and strategies that were, in all material respects, equivalent to those of the Emerging Markets Fund. The International Fund and Global Fund have three classes of shares: Class I, Class E and Class S. The Emerging Markets Fund has two classes of shares: Class I and Class S. The Core Plus Fund began operations on December 28, 2007, and has two classes of shares: Class I and Class E. The International Fund and Global Fund invest their assets primarily in equity securities of issuers with market capitalizations greater than $1 billion. The International and Emerging Markets Funds invest their assets in securities of foreign companies, while the Global Fund invests its assets in securities of foreign and domestic companies. The Core Plus Fund seeks to achieve long-term capital appreciation.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Repurchase Agreements. Each Fund may enter into repurchase agreements with government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with other brokers or dealers that meet the credit guidelines established by the Board of Trustees. Each Fund will always receive and maintain, as collateral, U.S. Government securities whose market value, including accrued interest (which is recorded in the Schedules of Investments), will be at least equal to 100% of the dollar amount invested by the Fund in each agreement, and the Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the Fund’s custodian. To the extent that the term of any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. Before causing a Fund to enter into a repurchase agreement, Brandes will determine that such party does not have any apparent risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase agreement. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS  – (continued)

B.	Foreign Currency Translation and Transactions. Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rates of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rates of exchange prevailing on the respective dates of such translations. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate. Foreign securities and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin.

Foreign securities are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rate at the end of the period. The Funds report certain foreign currency-related transactions as components of realized gains or losses for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

C.	Delayed Delivery Securities. The Funds may purchase securities on a when-issued or delayed delivery basis. “When-issued” or delayed delivery refers to securities whose terms are available and for which a market exists, but that have not been issued. For a when-issued or delayed delivery transaction, no payment is made until delivery date, which is typically longer than the normal course of settlement. When a Fund enters into an agreement to purchase securities on a when-issued or delayed delivery basis, the Fund segregates cash or liquid securities, of any type or maturity, equal in value to the Fund’s commitment. Losses may arise if the market value of the underlying securities change, if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.
D.	Participatory Notes. The International, Global and Emerging Markets Funds may invest in participatory notes. Participatory notes are derivative securities which are designed to provide synthetic exposure to one or more underlying security or securities, subject to the credit risk of the issuing financial institution.

Investments in participatory notes involve risks normally associated with a direct investment in the underlying securities. In addition, participatory notes are subject to counterparty risk, which is the risk that the broker-dealer or bank that issues the notes will not fulfill its contractual obligation to complete the transaction with the Trust. Participatory notes constitute general unsecured, unsubordinated contractual obligations of the banks or broker-dealers that issue them. The Trust is relying on the creditworthiness of such banks or broker-dealers and has no rights under a participatory note against the issuer of the securities underlying such participatory note. The advisor has established guidelines for monitoring participatory note exposure for the Funds. Prior to investment in a participatory note, the advisor will complete an analysis of the prospective counterparties and once purchased, will continue to monitor creditworthiness on a quarterly basis. The advisor requires a minimum credit rating for such counterparties (as determined by rating agencies such as: Moody’s, Fitch and S&P) of A.

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS  – (continued)

The Funds record counterparty credit risk valuation adjustments, if material, on certain derivative assets in order to appropriately reflect the credit quality of the counterparty. During the periods ended September 30, 2011, the Funds did not make any counterparty credit risk valuation adjustments.

The International and Global Funds did not invest in any participatory notes during the period ended September 30, 2011. The Emerging Markets Fund invested in a participatory note with HSBC Bank Plc in which HSBC Bank Plc is an investment vehicle used to purchase an underlying security, Etihad Etisalat Co. The average monthly market value of this security was $1,736,840 during the period ended September 30, 2011. As a result of the investment in the participation note, the Emerging Markets Fund recognized a net unrealized gain of $15,559 and no realized gain (loss). The market value of the security on September 30, 2011 was $1,738,214 and can be found in the Emerging Market Fund’s Schedule of Investments.

E.	Security Transactions, Dividends and Distributions. Security transactions are accounted for on the trade dates. Realized gains and losses are evaluated on the bases of identified costs. Dividend income and distributions to shareholders are recorded on the ex-dividend dates. Interest is recorded on an accrual basis. Withholding taxes on foreign dividends and capital gains, which are included as a component of net investment income and realized gain (loss) on investments, respectively, have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates. Each Fund’s investment income, expenses, other than class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of the Fund’s shares based upon the relative net asset values of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to the Funds’ portfolios are allocated among the Funds based upon their relative net asset values or other appropriate allocation methods. The Funds amortize premiums and accrete discounts using the constant yield method.
F.	Concentration of Risk. As of September 30, 2011, the International, Global and Emerging Markets Funds held a significant portion of their assets in foreign securities. Certain price and foreign exchange fluctuations as well as economic and political situations in the foreign jurisdictions could have an impact on the International, Global and Emerging Markets Funds’ net assets. It is the Trust’s policy to monitor these off-balance sheet risks.
G.	Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and revenue and expenses and disclosure of contingent assets and liabilities and revenue and expenses at the date of the financial statements. Actual results could differ from those estimates.

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS  – (continued)

H.	Securities Lending. The Funds may lend their portfolio securities to banks, brokers and dealers. Lending Fund securities exposes the Fund to risks such as the following: (i) the borrower may fail to return the loaned securities, (ii) the borrower may not be able to provide additional collateral, or (iii) the Fund may experience delays in recovery of the loaned securities or loss of rights in the collateral if the borrower fails financially. To minimize these risks, the borrower must agree to maintain collateral with the Fund’s custodian, marked to market daily, in the form of cash and/or U.S. Government obligations, in an amount at least equal to 102% (105% in the case of loans of foreign securities not denominated in U.S. dollars) of the market value of the loaned securities. As of September 30, 2011, the Funds did not have any securities on loan.
I.	Indemnification Obligations. Under the Trust’s organizational documents, its current and former officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties and provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred or that would be covered by other parties.
J.	Accounting for Uncertainty in Income Taxes. Each Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Funds may be subject to a nondeductible excise tax calculated as a percentage of certain undistributed amounts of net investment income and net capital gains. The Funds intend to distribute their net investment income and capital gains as necessary to avoid this excise tax. Therefore, no provision for federal income taxes or excise taxes has been made.

The Funds have adopted financial reporting rules that require the Funds to analyze all open tax years, as defined by the applicable statute of limitations, for all major jurisdictions. Open tax years for the Funds are those that are open for exam by taxing authorities (2008 through 2011). As of September 30, 2011 the Funds have no examinations in progress.

Management has analyzed the Funds’ tax positions, and has concluded that no liability should be recorded related to uncertain tax positions expected to be taken on the tax return for the fiscal year-end September 30, 2011. The Funds identify their major tax jurisdictions as U.S. Federal and the State of California. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

K.	Payment by Affiliate. During the fiscal year ended September 30, 2008, the Funds’ investment advisor, Brandes Investment Partners, L.P., voluntarily reimbursed the Core Plus Fund $8,946 relating to the Fund’s purchase of a security of an affiliate of the Distributor, which violated the Fund’s investment restrictions. Additionally, during the period ended September 30, 2011,

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS  – (continued)

Brandes Investment Partners, L.P. voluntarily reimbursed the Emerging Markets Fund $5,862 relating to commissions paid by the Emerging Markets Fund to brokers for execution of certain securities transactions in relation to a redemption in kind during the period ended September 30, 2011. These reimbursements have been classified on the Financial Highlights as “Net increase from payments by affiliates”.
L.	Fair Value Measurements. The Trust has adopted US GAAP fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 — Unadjusted quoted market prices in active markets

Level 2 — Quoted prices for similar instruments or inputs derived from observable market data. Directly observable inputs for the life of the financial instrument

Level 3 — Unobservable inputs developed using the reporting entity’s estimates and assumptions, which reflect those that market participants would use

Common and preferred stocks, exchange-traded funds and financial derivative instruments, such as futures contracts and options contracts that are traded on a national securities or commodities exchange, are valued at the last reported sales price at the close of regular trading on each day the exchange is open for trading, in the case of common stocks and exchange-traded funds, or, in the case of futures contracts or options contracts, the settlement price determined by the relevant exchange. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Securities traded on an exchange for which there have been no sales on the valuation date, are valued at the mean between last bid and ask price on such day and are categorized as Level 2 on the fair value hierarchy.

Investments in registered open-end management investment companies will be valued based upon the Net Asset Value, (“NAVs”) of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in privately held investment funds will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain common and preferred stocks that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the New York Stock Exchange, (“NYSE”). These securities are generally valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS  – (continued)

As of September 30, 2011, the International Equity Fund, Global Equity Fund, Emerging Markets Fund and Core Plus Fund had securities with market values of $388,614,024, $19,712,057, $61,146,795 and $0, that represents 84.66%, 53,84%, 55.45% and 0.00% of each Fund’s net assets, respectively, that were fair valued using these valuation adjustments.

Fixed income securities (other than short-term investments) including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. Treasury obligations, sovereign issues, bank loans, convertible preferred securities, fixed income securities purchased on a delayed-delivery basis and non-U.S. bonds are normally valued on the basis of bid prices obtained from brokers and dealers or independent pricing services or sources. Independent pricing services typically use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. The service providers’ internal models use inputs that are observable such as, among other things, issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each package of securities. These securities are also normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche, and current market data and incorporate packaged, collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Certain securities may be fair valued in accordance with the fair valuation procedures approved by the Board of Trustees. The Valuation Committee is generally responsible for overseeing the day-to-day valuation processes and reports periodically to the Board. The Valuation Committee is authorized to make all necessary determinations of the fair value of portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are unreliable. The securities fair valued by the Valuation Committee are indicated in the Schedules of Investments and are catergorized as Level 2 or Level 3.

In using fair value pricing, each Fund attempts to establish the price that it might reasonably have expected to receive upon a sale of the security at 4:00 p.m. Eastern time. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A Fund using fair value to price securities may value those securities higher or lower than another fund using market quotations or fair value to price the same securities. Further, there can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value.

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS  – (continued)

The following is a summary of the level of inputs used, as of September 30, 2011, involving the Funds’ assets carried at fair value. The inputs used for valuing securities may not be an indication of the risk associated with investing in those securities.

Description	Level 1	Level 2	Level 3	Total
Investments in Securities
International Fund
Equities
Consumer Discretionary	$—	$46,269,999	$—	$46,269,999
Consumer Staples	—	55,426,412	—	55,426,412
Energy	6,798,646	36,540,500	—	43,339,146
Financials	20,841,875	54,354,194	—	75,196,069
Health Care	—	65,531,824	—	65,531,824
Industrials	—	11,038,210	—	11,038,210
Information Technology	10,169,213	35,370,652	—	45,539,865
Materials	3,234,762	7,933,116	—	11,167,878
Telecommunication Services	9,745,661	76,149,118	—	85,894,779
Utilities	8,850,186	—	—	8,850,186
Total Equities	59,640,343	388,614,025	—	448,254,368
Repurchase Agreements	—	3,318,209	—	3,318,209
Total Investments in Securities	$59,640,343	$391,932,234	$—	$451,572,577
Global Fund
Equities
Consumer Discretionary	$993,630	$2,074,283	$—	$3,067,913
Consumer Staples	1,552,593	3,598,555	—	5,151,148
Energy	1,764,888	1,999,676	—	3,764,564
Financials	3,572,190	2,605,919	—	6,178,109
Health Care	2,530,581	3,611,206	—	6,141,787
Industrials	760,692	—	—	760,692
Information Technology	4,373,886	1,904,075	—	6,277,961
Materials	—	—	—	—
Telecommunication Services	727,442	3,918,342	—	4,645,784
Utilities	127,165	—	—	127,165
Total Equities	16,403,067	19,712,056	—	36,115,123
Repurchase Agreements	—	195,786	—	195,786
Total Investments in Securities	$16,403,067	$19,907,842	$—	$36,310,909

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS  – (continued)

Description	Level 1	Level 2	Level 3	Total
Emerging Markets Fund
Equities
Consumer Discretionary	$2,442,741	$8,817,372	$—	$11,260,113
Consumer Staples	2,112,854	3,285,805	—	5,398,659
Energy	7,401,141	195,867	—	7,597,008
Financials	8,919,904	14,866,631	—	23,786,535
Health Care	396,896	987,095	—	1,383,991
Industrials	4,470,781	4,756,477	—	9,227,258
Information Technology	3,401,650	5,587,155	—	8,988,805
Materials	3,382,342	2,905,973	—	6,288,315
Telecommunication Services	8,890,093	10,841,605	—	19,731,698
Utilities	5,893,418	7,164,601	—	13,058,019
Total Equities	47,311,820	61,146,795	—	106,720,400
Participatory Notes	—	1,738,214	—	1,738,214
Short Term Investments	1,641,842	—	—	1,641,842
Total Investments in Securities	$48,953,662	$61,146,795	$—	$110,100,457
Core Plus Fund
Equities	$13,385	$10,716	$—	$24,101
Asset Backed Securities	—	1,419,876	—	1,419,876
Corporate Bonds	—	14,118,083	—	14,118,083
Government Securities	—	6,977,582	—	6,977,582
Mortgage Backed Securities	—	3,407,706	—	3,407,706
Short Term Investments	—	599,877	—	599,877
Repurchase Agreements	—	765,971	—	765,971
Total Investments in Securities	$13,385	$27,299,811	$—	$27,313,196

There were no significant transfers into or out of Levels 1 or 2 during the periods presented for the Global, Emerging Markets and Core Plus Fund.

Below are the significant transfers into and out of Levels 1 and 2 during the periods presented for the International Fund:

Transfers into Level 1	$5,883,018
Transfers out of Level 1	—
Net transfers in and/or out of Level 1	$5,883,018
Transfers into Level 2	$—
Transfers out of Level 2	(5,883,018)
Net transfers in and/or out of Level 2	$(5,883,018)

The security transferred from Level 2 to Level 1 due an increase of observable market data.

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS  – (continued)

There were no Level 3 securities in the International, Emerging Markets and Global Equity Funds at the beginning of the periods presented or during the periods presented.

Below is a reconciliation that details the activity of securities in Level 3 in the Core Plus Fund during the period ended September 30, 2011:

Beginning Balance – October 1, 2010	$456
Gross purchases/(sales)	—
Transfers in/(out) of level 3	—
Total realized and unrealized gains	—
Total realized and unrealized losses	(456)
Ending Balance – September 30, 2011	—

The realized and unrealized gains and losses from Level 3 transactions is included with the net realized gains and losses on investments on the Statement of Assets and Liabilities. As of September 30, 2011 the Core Plus Fund had $8,748 of unrealized losses from Level 3 securities.

M.   In-Kind Redemptions. Net capital gains or losses recorded on the Statement of Operations resulting from in-kind redemptions are excluded from the International and Emerging Markets Funds’ taxable gains and are not distributed to shareholders.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

A.	Advisor Fee. Brandes Investment Partners, L.P. (the “Advisor”) provides the Funds with investment management services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space and certain administrative services, and provides certain personnel needed by the Funds. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 1.00%, 0.80%, 0.95% and 0.35% based upon the average daily net assets of the International Fund, the Global Fund, the Emerging Markets Fund and the Core Plus Fund, respectively. For the periods ended September 30, 2011, the International Fund, the Global Fund, the Emerging Markets Fund and the Core Plus Fund incurred $7,252,466, $341,937, $626,597 and $94,649 in advisory fees, respectively.

The Funds are responsible for their own operating expenses. The Advisor has contractually agreed to limit each Fund’s annual operating expenses, including repayment of previous waivers, to the following percentages of the Funds’ average daily net assets attributable to the specific classes through January 30, 2012 (the “Expense Cap Agreement”):

Fund	Class I	Class E	Class S
International Fund	1.20%	1.45%	1.45%
Global Fund	1.00%	1.25%	1.25%
Emerging Markets Fund	1.12%	N/A	1.37%
Core Plus Fund	0.50%	0.70%	N/A

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS  – (continued)

Any reimbursements or fee waivers made by the Advisor to a Fund are subject to repayment by the Fund, to the extent that the Fund is able to make the repayment within its Expense Cap Agreement. Under the Expense Cap Agreement, any such repayment must be made before the end of the third full fiscal year after the fiscal year in which the related reimbursement or waiver occurred. For the periods ended September 30, 2011, the Advisor did not waive any expenses for the International Equity Fund, and waived expenses of $187,218, $163,603 and $204,045 for the Global Equity Fund, Emerging Markets Fund and Core Plus Fund, respectively.

Fund	Recovery Expiring September 30, 2012	Recovery Expiring September 30, 2013	Recovery Expiring September 30, 2014
International Fund	$—	$—	$—
Global Fund	209,781	158,122	187,218
Emerging Markets Fund	—	—	163,603
Core Plus Fund	225,766	192,839	204,045

For the year ended September 30, 2011, the Advisor did not recoup any fees previously waived or reimbursed.

B.	Administration Fee. U.S. Bancorp Fund Services, LLC, (the “Administrator”) acts as administrator for the Funds. The Administrator prepares various federal and state regulatory filings; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian, transfer agent and accountant; coordinates the preparation and payment of Fund expenses; and reviews the Funds’ expense accruals. For its services, the Administrator receives an annual fee at the rate of 0.03% for the first $1 billion of the Trust’s average daily net assets and 0.02% in excess of $1 billion of the Trust’s average daily net assets, subject to a minimum of $50,000 per series of the Trust per annum which is allocated among the series based on their average net assets. For the periods ended September 30, 2011, the International Fund, Global Fund, Emerging Markets Fund and Core Plus Fund incurred $217,618, $12,787, $19,567 and $7,991 in such fees, respectively.
C.	Distribution and Servicing Fees. Quasar Distributors, LLC (the “Distributor”), a registered broker-dealer, acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. The Distributor is an affiliate of the Administrator. A portion of the Funds’ distribution fees are paid by the Advisor.

The Trust has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Investment Company Act of 1940 for the Funds’ Class S shares. The Plan is designed to reimburse the Distributor or dealers for certain promotional and other sales related costs associated with sales of Fund shares. Unreimbursed amounts may be carried forward and paid in a subsequent year, to the extent that total expenses under the plan do not exceed 0.25% of the average daily net assets of each Fund’s Class S shares. During the year ended September 30, 2011, the Funds paid to the Distributor and each dealer a monthly fee at the annual rate of 0.25% of the average daily net assets of Fund shares beneficially owned by the

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS  – (continued)

Distributor’s and each dealer’s existing brokerage clients. The 12b-1 Agreement may be continued in effect from year to year if such continuance is approved annually by the Board of Trustees of the Trust, including the vote of a majority of the Independent Trustees. For the periods ended September 30, 2011, the Emerging Markets Fund – Class S expensed $56,174, the International Fund – Class S expensed $14 pursuant to the plan and the Global Fund – Class S expensed no distribution fees.

Class I of the Core Plus Fund and Class E of the International, Global and Core Plus Funds are permitted to pay to securities broker-dealers, retirement plan sponsors and administrators, banks and their affiliates, and other institutions and service professionals with a written contract as shareholder servicing agent of the Funds, an annual fee for non-distribution sub-transfer agent and/or sub-accounting services up to 0.05% and 0.25% of annual net assets attributable to Class I and Class E, respectively (the “Shareholder Service Fee”). For the year ended September 30, 2011, the effective rate paid by the Funds was the following:

Fund	Class I	Class E
International Fund	N/A	0.18%
Global Fund	0.00%	0.00%
Core Plus Fund	0.02%	0.25%

Certain officers and trustees of the Trust are also officers of the Advisor.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

The cost of purchases and the proceeds from sales of securities, excluding short-term investments, were as follows for the periods ended September 30, 2011:

	U.S. Government		Other
Fund	Purchases	Sales	Purchases	Sales
International Fund	$—	$—	$35,317,607	$297,306,504
Global Fund	$—	$—	$9,932,747	$10,743,750
Emerging Markets Fund	$—	$—	$113,154,878	$55,811,886
Core Plus Fund	$17,851,396	$18,625,957	$6,684,456	$5,619,844

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS  – (continued)

NOTE 5 – CAPITAL STOCK TRANSACTIONS

Capital stock activity for each class of shares was as follows (shares and dollar amounts in thousands):

	International Fund				Global Fund
	Year Ended 9/30/11		Year Ended 9/30/2010		Year Ended 9/30/11		Year Ended 9/30/2010
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares Sold
Class I	9,012	$137,842	19,999	$285,210	190	$4,241	272	$5,791
Class E	359	5,553	59	841	5	110	—	—
Class S	—	—	—	—	1	13	—	—
Shares Issued on Reinvestment of Distributions
Class I	1,061	16,144	793	11,765	124	2,699	31	657
Class E	2	27	—	2	—	11	—	2
Class S	—	—	—	—	—	—	—	—
Shares Redeemed
Class I	(26,811)	(401,805)	(25,936)	(383,239)	(302)	(6,747)	(182)	(3,782)
Class E	(86)	(1,292)	(6)	(79)	—	(9)	—	—
Class S	—	—	—	—	—	—	—	—
Net Increase/ (Decrease) Resulting from Fund Share Transactions	(16,463)	$(243,531)	(5,091)	$(85,500)	18	$318	121	$2,668

	Emerging Markets Fund				Core Plus Fund
	Period Ended 9/30/11		Year Ended 9/30/2010		Year Ended 9/30/11		Year Ended 9/30/2010
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares Sold
Class I	14,976	$148,059	—	$—	341	$3,225	370	$3,426
Class E	N/A	N/A	N/A	N/A	304	2,891	204	1,865
Class S	5,735	56,875	—	—	N/A	N/A	N/A	N/A
Shares Issued on Reinvestment of Distributions
Class I	—	—	—	—	153	1,454	119	1,105
Class E	N/A	N/A	N/A	N/A	19	180	12	115
Class S	—	—	—	—	N/A	N/A	N/A	N/A
Shares Redeemed
Class I	(5,831)	(57,310)	—	—	(581)	(5,546)	(583)	(5,338)
Class E	N/A	N/A	N/A	N/A	(192)	(1,814)	(44)	(415)
Class S	(845)	(7,591)	—	—	N/A	N/A	N/A	N/A
Net Increase/ (Decrease) Resulting from Fund Share Transactions	14,035	$140,033	—	$—	44	$390	78	$758

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS  – (continued)

NOTE 6 – FEDERAL INCOME TAX MATTERS

As of September 30, 2011, the components of distributable earnings on a tax basis were as follows:

	International Fund	Global Fund	Emerging Markets Fund	Core Plus Fund
Cost of investments for tax purposes	582,093,953	39,956,244	137,703,188	26,103,121
Gross tax unrealized appreciation	28,341,191	2,122,444	4,109,363	1,852,568
Gross tax unrealized depreciation	(158,862,567)	(5,767,779)	(31,712,094)	(642,493)
Net tax unrealized appreciation (depreciation) on investments and foreign currency	(130,521,376)	(3,645,335)	(27,602,731)	1,210,075
Distributable ordinary income	21,557,103	949,990	1,650,786	306,271
Distributable long-term capital gains	—	2,084,132	1,078,155	363,367
Total distributable earnings	21,557,103	3,034,122	2,728,941	669,638
Other accumulated gains/(losses)	(82,679,639)	(29,100)	(531,317)	—
Total accumulated earnings	(191,643,912)	(640,313)	(25,405,107)	1,879,713

The differences between book and tax basis distributable earnings are primarily related to foreign currency adjustments and the differences in classification of paydown gains and losses for tax purposes compared to book purposes.

The tax composition of dividends for the periods ended September 30, 2011 for the Funds were as follows:

	Ordinary Income Total	Long Term Capital Gains Total
International Fund	$17,335,276	$—
Global Fund	$795,457	$1,945,658
Emerging Markets Fund	$—	$—
Core Plus Fund	$1,859,640	$31,187

Pursuant to Internal Revenue Code Section 852(b)(3), the International Fund designated the amount necessary to reduce the earnings and profits related to net capital gains to zero for the tax year ended September 30, 2011.

At September 30, 2011, the International Fund and Emerging Markets Fund had net realized losses on investment and foreign currency transactions between November 1, 2010 and September 30, 2011, of $53,664,854 and $279,291, respectively, which were deferred for tax purposes and recognized on October 1, 2011.

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS  – (continued)

As of September 30, 2011 the Funds had capital losses expiring as indicated below:

Fund	2017	2018
International Fund	$—	$29,067,216
Global Fund	—	—
Emerging Markets Fund	—	—
Core Plus Fund	—	—

Reclassification of Capital Accounts. Accounting principles generally accepted in the United States of America require that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended September 30, 2011, The International Fund increased undistributed net investment income/loss by $1,972,276, decreased accumulated net realized gain/loss by $1,972,274 and decreased paid in capital by $2, due to certain permanent book and tax differences. The Global Fund increased undistributed net investment income/loss by $12,007 and decreased accumulated net realized gain/loss by $12,007. The Emerging Markets Fund decreased undistributed net investment income/loss by $596,741, increased accumulated net realized gain/loss by $4,945,741 and decreased paid in capital by $4,349,000. The Core Plus Fund increased undistributed net investement income/loss by $91,304, decreased accumulated net realized gain/loss by $194,409 and increased paid in capital by $103,105. The permanent book and tax differences relate to a reclassification of foreign currency gain/loss.

NOTE 7 – CHANGE IN AUDITOR

Based on a recommendation by the audit committee, PricewaterhouseCoopers LLP will serve as independent accountants of the Funds for fiscal year 2011.

NOTE 8 – SUBSEQUENT EVENTS

In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were available to be issued.

NOTE 9 – RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

In January 2010, the FASB issued Accounting Standards Update “Improving Disclosures about Fair Value Measurements“(“ASU“). The ASU requires enhanced disclosures about purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. The disclosure will become effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact this disclosure may have on the Funds’ financial statements.

In May 2011, the FASB issued an update to requirements relating to Fair Value Measurement which represents amendments to achieve common fair value measurement and disclosure requirements in US Generally Accepted Accounting Principles (“GAAP”) and International Financial Reporting Standards

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS  – (continued)

(“IFRS”). The amendments are of two types: (i) those that clarify the Board’s intent about the application of existing fair value measurement and disclosure requirements and (ii) those that change a particular principle or requirement for measuring fair value or for disclosing information about fair value measurements.

The amendments that change a particular principle or requirement for measuring fair value or disclosing information about fair value measurements relate to (i) measuring the fair value of the financial instruments that are managed within a portfolio; (ii) application of premium and discount in a fair value measurement; and (iii) additional disclosures about fair value measurements. The update is effective for interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact this update will have on the Funds’ financial statements.

NOTE 10 – OWNERSHIP BY AFFILIATED PARTIES

As of September 30, 2011, the advisor or an affiliate of the advisor beneficially owned shares of the Funds as follows:

	Core Plus Fund	Global Equity Fund		International Equity Fund
	Class I	Class I	Class E	Class S
Shares	392,456	1,324,450	5,475	6
Percent of total outstanding shares	15.78%	69.91%	54.26%	100.00%

Brandes Investment Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders
of Brandes Investment Trust

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Brandes Institutional Core Plus Fixed Income Fund, Brandes Institutional Global Equity Fund, Brandes Institutional International Equity Fund, and Brandes Institutional Emerging Markets Fund (hereinafter collectively the“Funds” or individually as the“Fund”) at September 30, 2011, and the results of each of their operations, the changes in their net assets and the financial highlights for the year ended September 30, 2011 for the Brandes Institutional Core Plus Fixed Income Fund, Brandes Institutional Global Equity Fund, and Brandes Institutional International Equity Fund and for the period February 1, 2011 (commencement of operations) through September 30, 2011 for the Brandes Institutional Emerging Markets Fund in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial statements of the Brandes Institutional Core Plus Fixed Income Fund, Brandes Institutional Global Equity Fund, and Brandes Institutional International Equity Fund as of September 30, 2010 and for the year then ended, including financial highlights for each of the periods in the three years then ended for the Brandes Institutional Core Plus Fixed Income Fund, for each of the periods in the four years then ended for the Brandes Institutional International Equity Fund, and for each of the periods in the two years then ended for the Brandes Institutional Global Equity Fund, were audited by other auditors whose report dated November 24, 2010 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP
Los Angeles, California
November 28, 2011

Brandes Investment Trust

ADDITIONAL INFORMATION — (Unaudited)

PROXY VOTING PROCEDURES

The Advisor votes proxies relating to the Funds’ portfolio securities in accordance with procedures adopted by the Advisor. You may obtain a description of these procedures, free of charge, by calling toll-free 1-800-331-2979. This information is also available through the Securities and Exchange Commission’s website at http://www.sec.gov.

Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-331-2979. This information is also available through the Securities and Exchange Commission’s website at http://www.sec.gov.

FORM N-Q DISCLOSURE

The Trust files the Fund’s complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q filings are available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Form N-Q filings may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Information regarding the Trust’s Form N-Q filings is also available, without charge, by calling toll-free, 1-800-331-2979.

TAX NOTICE

The percentage of dividend income distributed for the year ended September 30, 2011, which is designated as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003, is 100% for the International Equity and Global Equity Funds, 0.00% for the Emerging Markets Fund and 0.07% for the Core Plus Fund. 0.00%, 49.76%, 0.00% and 0.07% of the dividends paid by the International Fund, Global Fund, Emerging Markets Fund and Core Plus Fund, respectively qualify for the corporate dividends received deduction.

Brandes Investment Trust

ADDITIONAL INFORMATION — (Unaudited)  – (continued)

For the periods ended September 30, 2011, the International Fund, Global Fund, and Emerging Markets Fund earned foreign source income from dividends earned and paid foreign taxes, as noted below, which they intend to pass through to their shareholders pursuant to Section 853 of the Internal Revenue Code, with the exception of the foreign taxes paid in New Zealand and the United Kingdom. The New Zealand and United Kingdom foreign taxes paid by the Funds do not qualify to be passed through to the Funds’ shareholders.

	International Fund		Global Fund		Emerging Markets Fund
	Gross Foreign Income	Foreign Tax Paid	Gross Foreign Income	Foreign Tax Paid	Gross Foreign Income	Foreign Tax Paid
Argentina	$—	$—	$—	$—	$6,217	$—
Austria	—	—	—	—	31,664	4,749
Bermuda	—	—	—	—	30,915	—
Brazil	1,449,331	184,853	8,274	1,532	722,675	88,919
Cayman Islands	—	—	—	—	24,608	—
China	—	—	—	—	8,669	867
Czech Republic	—	—	—	—	279,864	41,980
Finland	737,133	110,570	23,203	3,480	—	—
France	4,545,121	827,329	210,381	36,284	—	—
Germany	1,766,823	20,389	63,395	—	—	—
Hong Kong	—	—	—	—	408,395	23,322
Hungary	—	—	—	—	135,128	—
India	—	—	—	—	56,284	—
Ireland	285,688	—	—	—	—	—
Israel	—	—	—	—	161,689	32,352
Italy	3,146,900	445,491	169,240	22,983	—	—
Japan	6,100,162	427,011	271,850	19,030	—	—
Malaysia	—	—	—	—	30,168	7,542
Mexico	323,865	—	16,942	—	25,623	—
Netherlands	1,330,689	199,603	64,923	9,739	—	—
New Zealand	302,583	84,918	—	—	—	—
Pakistan	—	—	—	—	28,681	—
Panama	—	—	—	—	60,859	—
Philippines	—	—	—	—	18,372	4,841
Portugal	3,424,674	513,701	106,948	16,042	—	—
Russian Federation	—	—	—	—	43,713	6,557
Singapore	—	—	—	—	64,782	—

Brandes Investment Trust

ADDITIONAL INFORMATION — (Unaudited)  – (continued)

	International Fund		Global Fund		Emerging Markets Fund
	Gross Foreign Income	Foreign Tax Paid	Gross Foreign Income	Foreign Tax Paid	Gross Foreign Income	Foreign Tax Paid
South Africa	—	—	—	—	160,352	—
South Korea	267,836	44,193	—	—	108,487	7,261
Spain	649,374	97,406	23,421	3,513	—	—
Sweden	349,406	52,411	15,113	2,267	—	—
Switzerland	730,894	53,845	14,992	—	—	—
Turkey	—	—	—	—	32,447	4,867
United Kingdom	4,815,833	484,576	150,958	15,211	38,949	—
	$30,226,312	$3,546,296	$1,139,640	$130,081	$2,478,541	$223,257

For the year ended September 30, 2011, 0.00% of the ordinary distributions paid by the International Fund, 0.01% of the ordinary distributions paid by the Global Fund, 0.00% of the ordinary distributions paid by the Emerging Markets Fund, and 84.55% of the ordinary distributions paid by the Core Plus Fund qualifies as interest related dividends under the Internal Revenue Code Section 871(k)(1)(c). For the year ended September 30, 2011, 0% of the ordinary distributions paid by the International Fund, Global Fund, Emerging Markets Fund and Core Plus Fund are designated as short-term capital gain distributions under Internal Revenue Code Section 871(k)(2)(c).

Brandes Investment Trust

TRUSTEE AND OFFICER INFORMATION — (Unaudited)

The Board of Trustees is responsible for the overall management of the Trust’s business. The Board approves all significant agreements between the Trust and persons or companies furnishing services to the Trust, including the Trust’s agreements with the Advisor, Administrator, Custodian and Transfer Agent. The Board of Trustees delegates the day-to-day operations of the Trust to its officers, subject to the Fund’s investment objective and policies and to general supervision by the Board. The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, by calling 1-800-331-2979.

The Trustees and officers of the Trust, their business addresses and principal occupations during the past five years are:

Name, Address and Age	Position(s) Held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation During Past 5 Years	Number of Trust Series Overseen by Trustee	Other Directorships/ Trusteeships Held by Trustee
Independent Trustees(2)
DeWitt F. Bowman, CFA 11988 El Camino Real, Suite 500 San Diego, CA 92130 (Age 81)	Trustee	Since February 1995	Investment Fund Director.	5	Pacific Gas and Electric Nuclear Decommissioning Trust; PCG Private Equity Fund; Forward Funds; RREEF America III REIT.
J. Michael Gaffney, CFA 11988 El Camino Real, Suite 500 San Diego, CA 92130 (Age 70)	Trustee	Since June 2004	Independent Consultant, NATIXIS Global Asset Management, North America, since 2004.	5	None
Karin B. Bonding, CFA 11988 El Camino Real, Suite 500 San Diego, CA 92130 (Age 72)	Trustee	Since May 2006	Lecturer, University of Virginia, since 1996. President of Capital Markets Institute, Inc. serving as fee-only financial planner and investment advisor since 1996.	5	The Endowment Fund and the Salient Partners Absolute Return Fund.
Jean E. Carter 11988 El Camino Real Suite 500 San Diego, CA 92130 (Age 54)	Trustee	Since April 2008	Retired since 2005; Director, Investment Management of Russell Investment Group from 2000 to 2005.	5	None
Robert M. Fitzgerald, CPA 11988 El Camino Real Suite 500 San Diego, CA 92130 (Age 59)	Trustee	Since April 2008	Retired from 2002 – 2005 and since 2007; Chief Financial Officer of National Retirement Partners from 2005 to 2007.	5	Hotchkis and Wiley Mutual Funds.

Brandes Investment Trust

TRUSTEE AND OFFICER INFORMATION — (Unaudited)  – (continued)

Name, Address and Age	Position(s) Held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation During Past 5 Years	Number of Trust Series Overseen by Trustee	Other Directorships/ Trusteeships Held by Trustee
“Interested” Trustees(3)
Debra McGinty-Poteet 11988 El Camino Real, Suite 500 San Diego, CA 92130 (Age 55)	Trustee and President	Since June 2000	Director, Mutual Fund Services of Brandes Investment Partners, L.P., the investment advisor to the Funds (the “Advisor”).	5	Brandes Investment Funds PLC
Jeff Busby 11988 El Camino Real, Suite 500 San Diego, CA 92130 (Age 50)	Trustee	Since July 2006	Executive Director of the Advisor	5	None
Officers of the Trust
Thomas M. Quinlan 11988 El Camino Real, Suite 500 San Diego, CA 92130 (Age 40)	Secretary	Since June 2003	Associate General Counsel to the Advisor since January 2006; Counsel to the Advisor from July 2000 to January 2006.	N/A	N/A
Gary Iwamura 11988 El Camino Real, Suite 500 San Diego, CA 92130 (Age 54)	Treasurer	Since September 1997	Finance Director of the Advisor.	N/A	N/A
George Stevens 11988 El Camino Real, Suite 500 San Diego, CA 92130 (Age 60)	Chief Compliance Officer	Since January 2010	Vice President, Citi Fund Services, September 1996 to March 2008; Director, Beacon Hill Fund Services, Inc., March 2008 to present.	N/A	N/A

(1)	Trustees and officers of the Fund serve until their resignation, removal or retirement.
(2)	Not “interested persons” of the Trust as defined in the 1940 Act.
(3)	“Interested persons” of the Trust as defined in the 1940 Act by virtue of their positions with the Advisor.

ADVISOR

Brandes Investment Partners, L.P.
11988 El Camino Real, Suite 500
San Diego, California 92130
800.331.2979

DISTRIBUTOR

Quasar Distributors, LLC
615 E. Michigan Street, 4th Floor
Milwaukee, WI 53202

TRANSFER AGENT

U.S. Bancorp Fund Services, LLC
615 E. Michigan Street, 3rd Floor
Milwaukee, WI 53202

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP
350 South Grand Avenue, 49th Floor
Los Angeles, CA, 92071

LEGAL COUNSEL

Bingham McCutchen LLP
355 South Grand Ave., Suite 4400
Los Angeles, CA 90071

This report is intended for shareholders of the Brandes Institutional International Equity Fund, the Brandes Institutional Global Equity Fund, the Brandes Institutional Emerging Markets Fund and the Brandes Institutional Core Plus Fixed Income Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Statements and other information herein are dated and are subject to change.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. The registrant undertakes to provide to any person without charge, upon request, a copy of such code of ethics by mail when they call the registrant at 1-800-331-2979.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  DeWitt Bowman is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refers to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refers to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refers to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit services, audit-related services, tax services and other services by the principal accountant.

	FYE 9/30/2011	FYE 9/30/2010
Audit Fees	$113,000	$69,250
Audit-Related Fees	None	None
Tax Fees	$31,500	$12,900
All Other Fees	None	None

The registrant’s audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any entity controlling, controlled by, or under common control with the investment adviser for the last two years.

Non-Audit Related Fees	FYE 9/30/2011	FYE 9/30/2010
Registrant	None	None
Registrant’s Investment Adviser	None	None

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not Applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
No changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) occurred during the second fiscal quarter of the period covered by this report that materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. 1) Incorporated by reference to the registrant’s Form N-CSR filed January 7, 2005.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Brandes Investment Trust

By (Signature and Title)*	/s/ Debra McGinty-Poteet
Debra McGinty-Poteet, President

Date	12/6/11

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Debra McGinty-Poteet
Debra McGinty-Poteet, President

Date	12/6/11

By (Signature and Title)*	/s/ Gary Iwamura
Gary Iwamura, Treasurer

Date	12/6/11

* Print the name and title of each signing officer under his or her signature.